UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 SCHEDULE  14A
     Proxy  Statement  Pursuant  to  Section  14(a)  of  the  Securities
                   Exchange  Act  of  1934  (Amendment  No.    )

Filed  by  the  Registrant  [X]
Filed  by  a  party  other  than  the  Registrant  [  ]

Check  the  appropriate  box:
[ ]      Preliminary  Proxy  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive  Proxy  Statement
[ ]      Definitive  Additional  Materials
[ ]      Soliciting  Material  Pursuant  to  Rule  14a-12

                              JK ACQUISITION CORP.
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               (Name  of  Registrant  as  Specified  In  Its  Charter)

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                (Name  of  Person(s)  Filing  Proxy  Statement,
                     if  other  than  the  Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[X]     No  fee  required
[ ]     Fee  computed  on  table  below  per Exchange Act Rules 14a-6(i)(1) and
        0-11.

     (1)   Title  of  each  class  of securities to which transaction applies:



     (2)   Aggregate  number  of  securities  to  which  transaction  applies:



     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



     (4)   Proposed  maximum  aggregate  value  of  transaction:



     (5)   Total  fee  paid:

[ ]    Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)     Amount  Previously  Paid:


     (2)     Form,  Schedule  or  Registration  Statement  No.:



     (3)     Filing  Party:



     (4)     Date  Filed:






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
                             JK  ACQUISITION  CORP.
                       4400 POST OAK PARKWAY, SUITE 2530
                              HOUSTON, TEXAS 77027

To  All  Stockholders  of
JK  Acquisition  Corp.  (the  "Company")

     On January 31, 2008, we announced that the special meeting of our stockholders to vote on the proposed merger with Multi-Shot, LLC ("Multi-Shot") had been cancelled. We determined and informed Multi-Shot that the proposed merger would not receive the votes of our stockholders required for approval. The agreement and plan of merger governing the proposed merger expired on January 31, 2008, and the proposed merger with Multi-Shot was abandoned.

     As a result of the preceding, our board of directors has determined it would be in the best interests of our stockholders to distribute now to stockholders holding shares of our common stock ("IPO Shares") issued in our initial public offering ("IPO") all amounts in the Trust Fund established by us at the consummation of its IPO and into which a certain amount of the net proceeds of the IPO were deposited (the "Trust Fund"). As of February 28, 2008, approximately $80,721,782 (approximately $6.10 per IPO Share) was in the Trust Fund, after establishing a reserve for accrued Delaware franchise taxes for 2007 in the amount of approximately $52,770. Further, our board of directors also determined that it would be in the best interests of our remaining stockholders for our company to continue its corporate existence after the distribution of the Trust Fund, rather than dissolve as required by our certificate of incorporation, and to do so with a new certificate of incorporation that would be suitable for our company as a non-blank check company.

     Accordingly, we have called a special meeting of Stockholders to be held on Tuesday, May 27, 2008 at our offices located at 4400 Post Oak Parkway, Suite 2530, Houston, Texas at 9:00 A.M. Central daylight time for the following purposes:

     1. To consider and vote on three proposals to amend our certificate of incorporation:

          * to permit the continuance of our company as a corporation beyond the time currently specified in our certificate of incorporation without the limitations related to its IPO (the "Article Five Elimination Proposal") - Specifically, this proposal would remove the Fifth Article from our certificate of incorporation, which, among other blank check company-related restrictions, requires us to dissolve following distribution of the Trust Fund. If this proposal is approved, our stockholders will not have the right to receive a liquidating distribution of any net assets outside of the Trust Fund. However, there are no net assets outside of the IPO trust account available for distribution to stockholders;

           * to increase the authorized shares of common stock from 50,000,000 shares to 600,000,000 shares of common stock (the "Authorized Share Proposal") - This proposal will be acted upon following, and will be conditioned upon, the approval of the Article Five Elimination Proposal; and

           * to effect a three-for-one reverse stock split (the "Reverse Stock Split Proposal") of our common stock, $.0001 par value per share ("Common Stock"), in which every three shares of Common Stock outstanding as of the effective date of the amendment will be converted into one share of Common Stock - This proposal will be acted upon following, and will be conditioned upon, the approval of the Article Five Elimination Proposal; and

     2. To consider and vote on a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are insufficient votes at the time of the special meeting to approve the Article Five Elimination Proposal, the Authorized Share Proposal, and/or the Reverse Split Proposal (the "Adjournment Proposal").

     The Board of Directors has fixed the close of business on April 21, 2008 as the record date for determining the stockholders entitled to notice of and to vote at the special meeting and any adjournment thereof. Holders of our common stock will be entitled to vote on each of the Article Five Elimination Proposal, the Authorized Share Proposal, and the Reverse Split Proposal set forth above, and will be each entitled to one vote for each share of record. The Authorized Share Proposal, and the Reverse Split Proposal will not be presented for a vote at the special meeting unless and until our stockholders have approved the Article Five Elimination Proposal. The Adjournment Proposal may be presented at the meeting, at the discretion of our board of directors, but only if either Article Five Elimination Proposal, the Authorized Share Proposal, and/or the Reverse Split Proposal fail to receive the required number of votes and our board of directors believes that additional votes constituting the required approval may be obtained by adjourning the meeting.

     We have accrued and unpaid liabilities of approximately $1.7 million as of the date of this notice, including an aggregate of approximately $825,000 owed to two of our officers and directors, James P. Wilson and Keith D. Spickelmier. (Messrs. Wilson and Spickelmier are also presently contemplating lending an additional amount of approximately $75,000 to us to pay continuing company expenses.) If we liquidate before the completion of a business combination and distribute the proceeds held in trust to our public stockholders, Messrs. Wilson and Spickelmier have agreed to indemnify us against any claims by any vendor or other entities that are owed money by us for services rendered or products sold to us that would reduce the amount of the funds in the trust. Messrs. Wilson and Spickelmier have confirmed that they are currently negotiating with creditors regarding the satisfaction of our liabilities, which Messrs. Wilson and Spickelmier expect to complete prior to the special meeting. However, we cannot assure you that Messrs. Wilson and Spickelmier will be able to satisfy those obligations. Since any obligations of Messrs. Wilson and Spickelmier are not collateralized or otherwise guaranteed, we cannot assure you that they will perform any obligation that they may have or that stockholders will be able to enforce any such obligation. As a result, the indemnification described above may not effectively mitigate the risk of creditors' claims upon the amounts distributed to the holders of the IPO Shares from the Trust Fund. Under Delaware law, holders of IPO Shares could be required to return a portion of the distributions that they receive up to their pro rata share of the liabilities not so discharged, but not in excess of the total amounts that they separately receive.

     After careful consideration, our board of directors has determined that each of the proposals is fair to and in the best interests of our company and our stockholders. Our board of directors recommends that you vote, or give instruction to vote, "FOR" the adoption of each of the proposals. Enclosed is a notice of special meeting and proxy statement containing detailed information concerning each of the proposals. We urge you to read the proxy statement and attached annexes carefully.

     All stockholders are cordially invited to attend the special meeting. Whether or not you plan to attend the special meeting, it is important that your shares be represented. Accordingly, please sign and date the enclosed Proxy Card and return it promptly in the envelope provided herewith. Even if you return a Proxy Card, you may revoke the proxies appointed thereby at any time prior to the exercise thereof by filing with our Corporate Secretary a written revocation or duly executed Proxy Card bearing a later date or by attendance and voting at the special meeting. Attendance at the special meeting will not, in itself, constitute revocation of the proxies.

                                   By  Order  of  the
                                   Board  of  Directors,



Houston,  Texas                    James  P.  Wilson,
May 12,  2008                      Chairman  of  the  Board,
                                   Chief  Executive  Officer

     PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                              JK ACQUISITION CORP.
                       4400 POST OAK PARKWAY, SUITE 2530
                              HOUSTON, TEXAS 77027
                            TELEPHONE: 713/978-7557

                PROXY STATEMENT AND NOTICE OF SPECIAL MEETING OF
                      STOCKHOLDERS OF JK ACQUISITION CORP.
                           TO BE HELD ON MAY 27, 2008

     NOTICE IS HEREBY GIVEN that a special meeting of stockholders, including any adjournments or postponements thereof, of JK Acquisition Corp., a Delaware corporation (the "Company"), will be held on Tuesday, May 27, 2008 at the Company's offices located at 4400 Post Oak Parkway, Suite 2530, Houston, Texas at 9:00 A.M. Central daylight time for the following purposes:

     1. To consider and vote on three proposals to amend our certificate of incorporation:

          * to permit the continuance of our company as a corporation beyond the time currently specified in our certificate of incorporation without the limitations related to its IPO (the "Article Five Elimination Proposal") - Specifically, this proposal would remove the Fifth Article from our certificate of incorporation, which, among other blank check company-related restrictions, requires us to dissolve following distribution of the Trust Fund. If this proposal is approved, our stockholders will not have the right to receive a liquidating distribution of any net assets outside of the Trust Fund. However, there are no net assets outside of the IPO trust account available for distribution to stockholders;

          * to increase the authorized shares of common stock from 50,000,000 shares to 600,000,000 shares of common stock (the "Authorized Share Proposal") - This proposal will be acted upon following, and will be conditioned upon, the approval of the Article Five Elimination Proposal; and

          * to effect a three-for-one reverse stock split (the "Reverse Stock Split Proposal") of our common stock, $.0001 par value per share ("Common Stock"), in which every three shares of Common Stock outstanding as of the effective date of the amendment will be converted into one share of Common Stock - This proposal will be acted upon following, and will be conditioned upon, the approval of the Article Five Elimination Proposal; and

     2. To consider and vote upon a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are insufficient votes at the time of the special meeting to approve the Article Five Elimination Proposal, the Authorized Share Proposal, and/or the Reverse Split Proposal (the "Adjournment Proposal").

     These items of business are more fully described in this proxy statement, which we encourage you to read in its entirety before voting. The Company will not transact any other business at the special meeting except for business properly brought before the special meeting or any adjournment or postponement thereof by the Company's board of directors.

     Holders of our common stock as of the record date for the special meeting are each entitled to one vote for each share of record and vote together as a single class with respect to each of Article Five Elimination Proposal, the Authorized Share Proposal, and the Reverse Split Proposal, and (if presented to them) the Adjournment Proposal.

     However, the Authorized Share Proposal and the Reverse Split Proposal will not be presented to our stockholders for a vote at the special meeting (i.e., the polls will not be opened for voting on the Authorized Share Proposal and the Reverse Split Proposal) unless and until our stockholders have approved the Article Five Elimination Proposal. Holders of our common stock as of the record date for the special meeting are each entitled to vote together as a single class with respect to the Adjournment Proposal if it is presented.

     The record date for the special meeting is April 21, 2008. Only holders of record of the Company's common stock at the close of business on April 21, 2008 are entitled to notice of the special meeting and to have their vote counted at the special meeting and any adjournments or postponements thereof. A complete list of the Company stockholders of record entitled to vote at the special meeting will be available for inspection by stockholders for 10 days prior to the date of the special meeting at the principal executive offices of the Company during ordinary business hours for any purpose germane to the special meeting.

     Your vote is important regardless of the number of shares you own. Each of the Article Five Elimination Proposal, the Authorized Share Proposal, and the Reverse Split Proposal must be approved by the affirmative vote of a majority of the outstanding shares as of the record date of the Company's common stock, voting together as a single class. The adoption of the Adjournment Proposal requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy and voting at the special meeting, if the Adjournment Proposal is presented.

     All the Company stockholders are cordially invited to attend the special meeting in person. However, to ensure your representation at the special meeting, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible. If you are a stockholder of record of the Company's common stock, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. If you do not vote or do not instruct your broker or bank how to vote, your action will have the same effect as voting "AGAINST" approval of the Article Five Elimination Proposal, the Authorized Share Proposal, and the Reverse Split Proposal, but will have no effect on the vote with respect to the Adjournment Proposal. Abstentions will count towards the vote total for approval of the Article Five Elimination Proposal, the Authorized Share Proposal, and the Reverse Split Proposal and will have the same effect as "AGAINST" votes for each such proposal. An abstention or failure to vote will have no effect on any vote to adjourn the special meeting.

     The board of directors of the Company recommends that you vote "FOR" each of the proposals, which are described in detail in this proxy statement.

                               TABLE OF CONTENTS

QUESTIONS  AND  ANSWERS  ABOUT  THE  PROPOSALS                               5
FORWARD-LOOKING  STATEMENTS                                                 11
SPECIAL  MEETING  OF  THE  COMPANY  STOCKHOLDERS
     General                                                                12
     Date,  Time  and  Place                                                12
     Purpose  of  the  Company  Special  Meeting                            12
     Recommendation  of  The  Company  Board  of  Directors                 12
     Record  Date;  Who  is  Entitled  to  Vote                             13
     Quorum                                                                 13
     Abstentions  and  Broker  Non-Votes                                    13
     Vote  of  Our  Stockholders  Required                                  13
     Voting  Your  Shares                                                   14
     Revoking  Your  Proxy                                                  14
     Who  Can  Answer  Your  Questions  About  Voting  Your  Shares         14
     No  Additional  Matters  May  Be
          Presented  at  the  Special  Meeting                              14
     Proxies  and  Proxy  Solicitation  Costs                               14
BACKGROUND  INFORMATION
     General                                                                15
     Initial  Public  Offering                                              15
     Termination  of  Merger                                                15
     Distribution  of  the  Trust  Fund                                     16
     Continuation  of  The  Company  Following
          the  Distribution  of  the  Trust  Fund                           16
     General                                                                16
     Future  Acquisition  Plans                                             16
     Need  for  Additional  Capital                                         17
     Possible  Status  as  "Shell  Company"  under
          the  Federal  Securities  Laws                                    17
     Potential  Application  of  Rule  419  under
          the  Securities  Act  to  Future                                  18
     Public  Offerings                                                      18
     Quotation  on  the  American  Stock  Exchange                          18
     Status  of  Outstanding  Warrants  Following
          the  Special  Meeting  of  Stockholders                           18
     Dissolution  if  the  Article  Five  Elimination
          Proposal  is  Are  Not  Approved                                  19
     Interests  of  The  Company  Directors  and
          Officers  in  the  Proposals                                      19
     Certain  Other  Interests  in  the  Proposals                          21
PROPOSAL  ONE  -THE  ARTICLE  FIVE  ELIMINATION  PROPOSAL                   21
PROPOSAL  TWO  -  THE  AUTHORIZED  SHARE  PROPOSAL                          22
PROPOSAL  THREE  -  THE  REVERSE  SPLIT  PROPOSAL                           23
PROPOSAL  FOUR  -  THE  ADJOURNMENT  PROPOSAL                               25
SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT       25
PRICE  RANGE  OF  SECURITIES  AND  DIVIDENDS
     General                                                                27
     Holders                                                                28
     Dividends                                                              28

DESCRIPTION  OF  SECURITIES
     General                                                                28
     Units                                                                  28
     Common  stock                                                          28
     Preferred  Stock                                                       29
     Warrants                                                               29
     Dividends                                                              30
     Our  Transfer  Agent  and  Warrant  Agent                              30
     Shares  eligible  for  future  sale                                    30
     Rule  144                                                              31
     Registration  Rights                                                   31
     Delaware  Anti-Takeover  Law                                           31
WHERE  YOU  CAN  FIND  MORE  INFORMATION                                    32
STOCKHOLDER  PROPOSALS                                                      32

Annex  I    Second  Amended  and  Restated  Certificate of Incorporation   I-1
Annex  II  Authorized  Share  Proposal  Amendment                         II-1
Annex  III  Reverse  Stock  Split  Proposal  Amendment                   III-1

                   QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

     Q.     WHY  AM  I  RECEIVING  THIS  PROXY  STATEMENT?

     A. JK Acquisition Corp. ("Company") is a blank check company formed in 2005 to serve as a vehicle for the acquisition, through a merger, capital stock exchange, asset acquisition or other similar business combination with a then unidentified operating business. On April 11, 2006, we completed our IPO of equity securities, raising net proceeds of $76,632,404. Like most blank check companies, our certificate of incorporation provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated before the termination date as defined in the certificate of incorporation. Our certificate of incorporation provides that, upon the termination date, the Company will cause its officers to distribute the amounts in the Trust Fund (inclusive of interest) to the holders of IPO Shares within sixty days of the termination date. Further, our certificate of incorporation requires that after the distribution of the amounts in the Trust Fund, the officers of the Company shall take such action necessary to dissolve and liquidate the Company as soon as reasonably practicable.

          Specifically, our certificate of incorporation defines the "termination date" as the later of the following dates: 18 months after the consummation of the IPO or 24 months after the consummation of the IPO in the event that either a letter of intent, an agreement in principle or a definitive agreement to complete a Business Combination was executed but was not consummated within such 18-month period. On September 6, 2006, the Company, Multi-Shot, LLC ("Multi-Shot") and various other parties entered into the Agreement and Plan of Merger ("Merger Agreement") and related agreements. Over the course of this transaction, the parties twice amended the terms of the Merger Agreement and twice extended the transaction. On January 31, 2008, the Company announced that the special meeting of its stockholders to vote on the proposed merger with Multi-Shot had been cancelled. The Company determined and informed Multi-Shot that the proposed merger would not receive the votes of its stockholders required for approval. The agreement and plan of merger governing the proposed merger expired on January 31, 2008, and the proposed merger with Multi-Shot was abandoned. In view of the preceding, our board of directors has determined that it is no longer possible for the Company to consummate a qualifying business combination prior to the Termination Date. Based upon this determination, our board of directors believes it is in the best interests of our stockholders to take the necessary actions to return to the holders of our common stock the amounts held in the Trust Fund with interest (net of applicable taxes, if any) prior to the stated Termination Date. As of February 28, 2008, approximately $80,721,782 (approximately $6.10 per IPO Share) was in the Trust Fund, after establishing a reserve for accrued Delaware franchise taxes for 2007 in the amount of approximately $52,770. Following the Trust Fund distribution, the Company intends to continue as a corporate entity, rather than dissolve, and pursue the acquisition of one or more operating companies in one or more industries not now identified.

     Q.     WHY  IS THE COMPANY PROPOSING THE ARTICLE FIVE ELIMINATION PROPOSAL?

     A. The Company was organized to serve as a vehicle for the acquisition, through a merger, capital stock exchange, asset acquisition or other similar business combination with a then unidentified operating business. Once our board of directors determined it was no longer possible to fulfill this purpose within the timeframe required by our certificate of incorporation, our board of directors determined that it was in the best interests of our stockholders to distribute the funds in our Trust Fund to the holders of the IPO Shares. Further, our board of directors also determined that it would be in the best interests of our remaining stockholders for our company to continue its corporate existence after the distribution of the Trust Fund, rather than dissolve as required by our certificate of incorporation, and to do so with a new certificate of incorporation that would be suitable for our company as a non-blank check company.

          The Company's stockholders are being asked to approve the amendment of our certificate of incorporation to permit the Company to continue its corporate existence (rather than dissolving, as currently required by our certificate of incorporation following the distribution of the amounts in the Trust Fund) and to do so with a corporate charter that does not contain blank check company-related provisions and other restrictions. Specifically, the Article Five Elimination Proposal involves removing the restrictive provisions relating to the operations of the Company as a blank check company. If the Article Five Elimination Proposal is approved, the Company may pursue the acquisition of one or more operating companies in one or more industries not now identified. See the section entitled "Background Information-Continuation of the Company Following the Distribution of the Trust Fund." As of the date of this proxy statement, the Company has no arrangements in place with any acquisition candidates and will not engage in more active identification and pursuit of potential acquisitions unless and until our stockholders approve the Article Five Elimination Proposal at the special meeting. The Company's second amended and restated certificate of incorporation, as it will be filed with the Secretary of State of Delaware if each of the Article Five Elimination Proposal, the Authorized Share Proposal and the Reverse Stock Split Proposal approved, is attached as Annex I hereto.

     Q. WHY IS THE COMPANY PROPOSING THE AUTHORIZED SHARE PROPOSAL AND THE REVERSE STOCK SPLIT PROPOSAL?

     A. During its discussions with potential merger candidates, management realized that the Company's capital structure was not appropriate for the type of merger transaction that the Company was approving. Specifically, in connection with the proposed Multi-Shot transaction, the Company was requested to increase significantly the number of authorized shares of Common Stock. In anticipation of a similar need to do so in the future and to avoid additional costs associated with regulatory compliance, the Company's Board of Directors believes it to be in the best interests of the Company and its stockholders to increase significantly the number of authorized shares of Common Stock at this time. For similar reasons, the Company's Board of Directors believes it to be in the best interests of the Company and its stockholders to reduce proportionately the number of outstanding shares of Common Stock at this time to make the Company more attractive as a merger candidate in the future.

     Q. IF APPROVED BY STOCKHOLDERS, WHEN WILL THE ARTICLE FIVE ELIMINATION PROPOSAL, THE AUTHORIZED SHARE PROPOSAL, AND THE REVERSE STOCK SPLIT PROPOSAL BECOME EFFECTIVE?

     A. If approved by the stockholders of the Company, the Article Five Elimination Proposal, the Authorized Share Proposal, and the Reverse Stock Split Proposal will become effective upon the filing of a Certificate of Amendment of Certificate of Incorporation with the Secretary of State of Delaware, which is expected to occur shortly after stockholder approval. Such Certificate of Amendment will not implement any proposal not approved by the stockholders.

     Q.     WHAT  IS  BEING  VOTED  ON?

     A. There are four proposals on which the Company's stockholders are being asked to vote. The first three proposals involve three amendments to our certificate of incorporation (a) to remove the Fifth Article from the certificate of incorporation (the Article Five Elimination Proposal), which, among other blank check company-related restrictions, requires the Company to dissolve following distribution of the IPO Trust Fund, (b) to increase the authorized shares of common stock from 50,000,000 shares to 600,000,000 shares of common stock (the Authorized Share Proposal), and (c) to effect a three-for-one reverse stock split (the Reverse Stock Split Proposal) of our Common Stock, in which every three shares of Common Stock outstanding as of the effective date of the amendment will be converted into one share of Common Stock. The Authorized Share Proposal and the Reverse Split Proposal will not be presented to stockholders at the special meeting unless the Article Five Elimination Proposal has already been approved.

          The fourth proposal, the Adjournment Proposal, is to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are insufficient votes at the time of the special meeting to approve the Article Five Elimination Proposal, the Authorized Share Proposal, and/or the Reverse Split Proposal.

     Q.     WHAT'S  THE  RELATIONSHIP  BETWEEN  THE  ARTICLE  FIVE  ELIMINATION
PROPOSAL, ON THE ONE HAND, AND THE AUTHORIZED SHARE PROPOSAL AND THE REVERSE SPLIT PROPOSAL, ON THE OTHER HAND?

     A. The Authorized Share Proposal and the Reverse Split Proposal will not be presented to our stockholders for a vote at the special meeting (i.e., the polls will not be opened for voting on the Authorized Share Proposal and the Reverse Split Proposal) unless and until our stockholders approve the Article Five Elimination Proposal.

     Q.     HOW  ARE  VOTES  COUNTED?

     A. Votes will be counted by the inspector of election appointed for the meeting, who will separately count "FOR" and "AGAINST" votes, abstentions and broker non-votes. Each of the Article Five Elimination Proposal, the Authorized Share Proposal, and the Reverse Split Proposal must be approved the affirmative vote of a majority of the outstanding shares as of the record date of the Company's common stock, voting together as a single class. The adoption of the Adjournment Proposal requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy and voting at the special meeting, if the Adjournment Proposal is presented.

          With respect to the Article Five Elimination Proposal, the Authorized Share Proposal, and the Reverse Split Proposal, abstentions and broker non-votes will have the same effect as "AGAINST" votes. An abstention or failure to vote will have no effect on any vote to adjourn the special meeting. If your shares are held by your broker as your nominee (that is, in "street name"), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to "discretionary" items, but not with respect to "non-discretionary" items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. The
Adjournment Proposal is the only discretionary item being proposed at the special meeting.

     Q.     WHAT  IS  THE  QUORUM  REQUIREMENT?

     A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy.

          Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the special meeting may adjourn the special meeting to another date.

     Q.     WHO  CAN  VOTE  AT  THE  SPECIAL  MEETING?

     A. Only holders of record of the Company's common stock at the close of business on April 21, 2008 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On this record date, 16,516,667 shares of common stock were outstanding and entitled to vote.

        Stockholder of Record: Shares Registered in Your Name. If on April 21, 2008 your shares were registered directly in your name with the Company's transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

          Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on April 21, 2008 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the special meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

     Q. WHAT VOTE IS REQUIRED IN ORDER TO ADOPT THE ARTICLE FIVE ELIMINATION PROPOSAL, THE AUTHORIZED SHARE PROPOSAL, AND THE REVERSE SPLIT PROPOSAL?

     A. The adoption of each of the Article Five Elimination Proposal, the Authorized Share Proposal, and the Reverse Split Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of our common stock on the record date, voting together as a single class. If you do not vote (i.e. you "Abstain" from voting on this proposal), your action will have the same effect as an "AGAINST" vote. Broker non-votes will have the same effect as "AGAINST" votes.

     Q.     WHAT  VOTE  IS  REQUIRED IN ORDER TO ADOPT THE ADJOURNMENT PROPOSAL?

     A. The adoption of the Adjournment Proposal requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy and voting at the special meeting, if the Adjournment Proposal is presented.

     Q. DOES THE COMPANY BOARD RECOMMEND VOTING FOR THE APPROVAL OF THE ARTICLE FIVE ELIMINATION PROPOSAL, THE AUTHORIZED SHARE PROPOSAL, THE REVERSE SPLIT PROPOSAL, AND THE ADJOURNMENT PROPOSAL?

     A. Yes. After careful consideration of the terms and conditions of these proposals, the board of directors of the Company has determined that the t Article Five Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal, and the Adjournment Proposal are fair to and in the best interests of the Company and its stockholders. The Company board of directors recommends that the Company stockholders vote "FOR" each of these proposals.

     Q.     HOW  DO  THE  COMPANY'S  DIRECTORS AND OFFICERS INTEND TO VOTE THEIR
SHARES?

     A. The Company's directors and officers have advised the Company that they support the Article Five Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal, and the Article Five Elimination Proposal and will vote any shares held by them "FOR" them, together with the Adjournment Proposal. Currently, the directors and officers of the Company hold 3,291,667 shares of common stock.

     Q. WHAT INTERESTS DO THE COMPANY'S DIRECTORS AND OFFICERS HAVE IN THE APPROVAL OF THE PROPOSALS?

     A. The Company's directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of warrants that may become exercisable in the future, the possibility of future compensatory arrangements, and the possibility of participation in future financings. See the section entitled "Background Information-Interests of the Company Directors and Officers in the Proposals."

     Q. WHAT IF I OBJECT TO THE ARTICLE FIVE ELIMINATION PROPOSAL, THE AUTHORIZED SHARE PROPOSAL, AND THE REVERSE SPLIT PROPOSAL? DO I HAVE APPRAISAL RIGHTS?

     A. The Company stockholders do not have appraisal rights in connection with the Article Five Elimination Proposal, the Authorized Share Proposal, and the Reverse Split Proposal under the Delaware General Corporation Law ("DGCL").

     Q. WHAT HAPPENS TO THE COMPANY WARRANTS IF THE ARTICLE FIVE ELIMINATION PROPOSAL IS NOT APPROVED?

     A. If the Article Five Elimination Proposal is not approved, the Company will be required to commence proceedings to dissolve and liquidate following distribution of the amounts in the Trust Fund and your warrants will become worthless.

     Q. WHAT HAPPENS TO THE COMPANY WARRANTS IF THE ARTICLE FIVE ELIMINATION PROPOSAL IS APPROVED?

     A. If the Article Five Elimination Proposal is approved, the Company will continue its corporate existence without any of the blank check company restrictions previously applicable to it and the warrants will remain outstanding in accordance with their terms. It is the Company's position that the warrants will become exercisable upon the consummation of any business combination following stockholder approval of this proposal. For more information, see the sections entitled "Description of Securities" and "Background Information-Status of Outstanding Warrants Following the Special Meeting of Stockholders."

     Q. IF THE ELIMINATION OF ARTICLE FIVE ELIMINATION PROPOSAL IS APPROVED, WHAT HAPPENS NEXT?

     A. If the Article Five Elimination Proposal is approved, the Company expects to continue its existence as a corporate entity and may pursue the acquisition of one or more operating companies in one or more industries not now identified, subject to several important factors, including the availability of financing and the role and level of involvement of the Company's current board of directors and management in the Company's post-blank check company operations. Currently, it is anticipated that the Company's board of directors will continue to serve as directors of the Company through the date of the special meeting and may continue thereafter. As of the date of this proxy statement, the Company has no arrangements in place with any acquisition candidates and will not engage in more active identification and pursuit of potential acquisitions unless and until our stockholders approve the Article
Five  Elimination  Proposal  at  the  special  meeting.

          Following the approval of the Article Five Elimination Proposal, we cannot assure you that we will be able to acquire an operating business. Moreover, because of our inability to meet continuing listing requirements of the American Stock Exchange, we have commenced the process of de-listing our common stock, warrant and units from trading on such exchange, and we are trying to have our common stock and warrants trade on the OTC Bulletin Board. However, we have no assurance that our common stock or warrant will be able to trade in any other established market.

     Q.     WHAT  DO  I  NEED  TO  DO  NOW?

     A. The Company urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as a stockholder of the Company. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

     Q.     HOW  DO  I  VOTE?

     A. If you are a holder of record of the Company common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

          If you hold your shares in "street name," which means your shares are held of record by a broker, bank or nominee, you must provide the record holder of your shares with instructions on how to vote your shares. You should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the special meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

     Q.     WHAT  WILL  HAPPEN  IF  I  ABSTAIN  FROM  VOTING  OR  FAIL  TO VOTE?

     A. An abstention or failure to vote will have the effect of voting against the Article Five Elimination Proposal, the Authorized Share Proposal, and the Reverse Split Proposal. An abstention or failure to vote will have no effect on any vote to adjourn the special meeting.

     Q. CAN I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY OR DIRECTION FORM?

     A. Yes. You can revoke your proxy at any time prior to the final vote at the special meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways: (i) you may submit another properly completed proxy card with a later date; (ii) you may send a written notice that you are revoking your proxy to the Company's corporate secretary at the address listed at the end of this section; or (iii) you may attend the special meeting and vote in person. Simply attending the special meeting will not, by itself, revoke your proxy.

          If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

     Q.     WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE SET OF VOTING MATERIALS?

     A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your the Company shares.

     Q.     WHO  IS  PAYING  FOR  THIS  PROXY  SOLICITATION?

     A. The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication.
These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

     Q.     WHO  CAN  HELP  ANSWER  MY  QUESTIONS?

     A. If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

     JK  Acquisition  Corp.
     4400 Post Oak Parkway, Suite 2530
     Houston, Texas 77027
     Attn: Corporate Secretary
     Telephone:  713/978-7557

You may also obtain additional information about the Company from documents filed with the U.S. Securities and Exchange Commission ("SEC") by following the instructions in the section entitled "Where You Can Find More Information."

                           FORWARD-LOOKING STATEMENTS

     We believe that some of the information in this proxy statement constitutes forward-looking statements within the definition of the Private Securities Litigation Reform Act of 1995. You can identify these statements by forward-looking words such as "may," "expect," "anticipate," "contemplate," "believe," "estimate," "intends," and "continue" or similar words. You should read statements that contain these words carefully because they:

     *     discuss  future  expectations;
     * contain projections of future results of operations or financial condition; or
     *     state  other  "forward-looking"  information.

     We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the Trust Fund, unanticipated delays in the distribution of the funds from the Trust Fund, the application of Rule 419 or other restrictions to future financings or business combinations involving the Company and the Company's ability to finance and consummate acquisitions following the distribution of the funds from the Trust Fund. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

     All forward-looking statements included herein attributable to the Company or any person acting on the Company's behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

                  SPECIAL MEETING OF THE COMPANY STOCKHOLDERS

GENERAL

     We are furnishing this proxy statement to the Company stockholders as part of the solicitation of proxies by our board of directors for use at the special meeting of the Company stockholders to be held on May 27, 2008, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about May 12, 2008 in connection with the vote on the Article Five Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal, and the Adjournment Proposal. This document provides you with the information you need to know to be able to vote or instruct your vote to be cast at the special meeting. Unless the context requires otherwise, the terms "the Company," "we," "us," and "our" refer to JK Acquisition Corp.

DATE,  TIME  AND  PLACE

     The special meeting will be held on Tuesday, May 27, 2008 at the Company's offices located at 4400 Post Oak Parkway, Suite 2530, Houston, Texas at 9:00 A.M. Central daylight time.

PURPOSE  OF  THE  COMPANY  SPECIAL  MEETING

     At this special meeting, you will be asked to consider and vote upon the following proposals:

     * The Article Five Elimination Proposal - proposal to amend the certificate of incorporation of the Company to permit the continuance of our company as a corporation beyond the time currently specified in our certificate of incorporation without the limitations related to its IPO to remove the Fifth Article from the certificate of incorporation, which, among other blank check company-related restrictions, and requires the Company to dissolve following the distribution of the Trust Fund.

     * The Authorized Share Proposal - a proposal to amend the certificate of incorporation of the Company following and conditioned upon the approval of the Article Five Elimination Proposal. This proposal would increase the authorized shares of common stock from 50,000,000 shares to 600,000,000.

     * The Reverse Stock Split Proposal - proposal to amend the certificate of incorporation of the Company following and conditioned upon the approval of the Article Five Elimination Proposal. This proposal would effect a three-for-one reverse stock split of Common Stock.

     * The Adjournment Proposal - a proposal to authorize the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are insufficient votes at the time of the special meeting to adopt the Article Five Elimination Proposal, the Authorized Share Proposal, and/or the Reverse Split Proposal.

RECOMMENDATION  OF  THE  COMPANY  BOARD  OF  DIRECTORS

     Our  board  of  directors:

     * has determined that each of the Article Five Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal, and the Adjournment Proposal is fair to and in the best interests of us and our stockholders;

     * has approved each of the Article Five Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal, and the Adjournment Proposal; and

     * recommends that our common stockholders vote "FOR" each of the Article Five Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal, and the Adjournment Proposal.

RECORD  DATE;  WHO  IS  ENTITLED  TO  VOTE

     The record date is April 12, 2008. On this record date, there were 16,516,667 shares of common stock outstanding and entitled to vote. Holders of warrants are not entitled to vote at the special meeting.

     The Article Five Elimination Proposal will be submitted to the holders of the outstanding shares as of the record date of the Company's common stock. Neither of the Authorized Share Proposal or the Reverse Split Proposal will be presented to our stockholders for a vote at the special meeting (i.e., the polls will not be opened for voting on the Authorized Share Proposal or the Reverse Split Proposal) unless and until our stockholders have approved the Article Five Elimination Proposal. Depending on our ability to obtain the requisite number of votes for the Article Five Elimination Proposal, the Authorized Share
Proposal,  and  the  Reverse  Split  Proposal,  the  adoption of the Adjournment
Proposal  may  be  submitted  to  the  holders  of  our  common  shares.

     The Company's officers and directors have advised us that they support each of the proposals and intend to vote their shares "FOR" each of the Article Five Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal, and the Adjournment Proposal at the special meeting. As of April 21, 2008, the Company's officers and directors owned, either directly or beneficially, and were entitled to vote 3,291,667 shares, or 19.9%, of the Company's outstanding common stock.

QUORUM

     A quorum will be present if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy.

ABSTENTIONS  AND  BROKER  NON-VOTES

     Proxies that are marked "abstain" and proxies relating to "street name" shares that are returned to us but marked by brokers as "not voted" will be treated as shares present for purposes of determining the presence of a quorum on all matters. The latter will not be treated as shares entitled to vote on the matter as to which authority to vote is withheld by the broker. If you do not give the broker voting instructions, your broker may not vote your shares on the Article Five Elimination Proposal, the Authorized Share Proposal, or the Reverse Split Proposal.

VOTE  OF  OUR  STOCKHOLDERS  REQUIRED

     The affirmative vote of a majority of the outstanding shares of the Company common stock, voting together as a single class, is required to adopt each of the Article Five Elimination Proposal, the Authorized Share Proposal, and the Reverse Split Proposal. If you do not vote (i.e. you "Abstain" from voting on this proposal), your action will have the same effect as an "AGAINST" vote. Broker non-votes will have the same effect as "AGAINST" votes.

     If the affirmative vote of a majority of the outstanding shares of the Company common stock, voting together as a single class, is not obtained for the approval of the Article Five Elimination Proposal, the Authorized Share Proposal, and the Reverse Split Proposal will not be presented at the special meeting for approval.

     The adoption of the Adjournment Proposal requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy and voting at the special meeting, if the Adjournment Proposal is presented.

VOTING  YOUR  SHARES

     Each share of the Company common stock that you own in your name entitles you to one vote. Your one or more proxy cards show the number of shares of our common stock that you own. There are two ways to vote your shares of the Company common stock at the special meeting: You can vote by signing and returning the enclosed proxy card. If you vote by proxy card, your "proxy," whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted, as recommended by our board, "FOR" the adoption of the Article Five Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal, and the Adjournment Proposal. Votes received after a matter has been voted upon at the special meeting will not be counted.

     You can attend the special meeting and vote in person. We will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

REVOKING  YOUR  PROXY

     If you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

     *     you  may  send  another  proxy  card  with  a  later  date;

     * you may notify our corporate secretary in writing before the special meeting that you have revoked your proxy; or

     * you may attend the special meeting, revoke your proxy, and vote in person, as indicated above.

WHO  CAN  ANSWER  YOUR  QUESTIONS  ABOUT  VOTING  YOUR  SHARES

     If you have any questions about how to vote or direct a vote in respect of your shares of our common stock, you may call our corporate secretary at (713) 978-7557.

NO  ADDITIONAL  MATTERS  MAY  BE  PRESENTED  AT  THE  SPECIAL  MEETING

     This special meeting has been called only to consider the adoption of the Article Five Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal, and the Adjournment Proposal. Under our by-laws, other than procedural matters incident to the conduct of the special meeting, no other matters may be considered at the special meeting if they are not included in the notice of the special meeting.

PROXIES  AND  PROXY  SOLICITATION  COSTS

     We are soliciting proxies on behalf of our board of directors. This solicitation is being made by mail but also may be made by telephone or in person. The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication.
These parties will not be paid any additional compensation for soliciting proxies.

     We will ask banks, brokers and other institutions, nominees and fiduciaries to forward their proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

     If you grant a proxy, you may still vote your shares in person if you revoke your proxy before the special meeting.

                             BACKGROUND INFORMATION

GENERAL

     We were incorporated in Delaware on May 11, 2005, as a blank check company formed to serve as a vehicle for the acquisition, through a merger, capital stock exchange, asset acquisition or other similar business combination with a then unidentified operating business whose fair market value is at least equal to 80% of our net assets at the time of such business combination.

INITIAL  PUBLIC  OFFERING

     A registration statement for the Company's initial public offering was declared effective on April 10, 2006. On April 11, 2006, the Company consummated its initial public offering of 11,500,000 units and on April 17, 2006, consummated the closing of an additional 1,725,000 units that were subject to the underwriters' over-allotment option. Each unit consists of one share of common stock and two redeemable common stock purchase warrants. Each warrant expires on April 10, 2010, or earlier upon redemption, and entitles the holder to purchase one share of our common stock at an exercise price of $5.00 per share. The common stock and warrants started trading separately as of May 11, 2006.

     The net proceeds from the sale of the Company's units and private placement shares were approximately $76,632,404. Of this amount, $76,532,404 was deposited in trust and, in accordance with the Company's amended and restated certificate of incorporation, will be released either upon the consummation of a business combination or upon the liquidation of the Company. The remaining $100,000 was held outside of the trust for use to provide for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses ("working capital"). Additionally, up to $900,000 of working capital may be funded from the interest earned from the trust account. As of February 28, 2008, approximately $80,721,782was held in deposit in the trust account, after establishing a reserve for accrued Delaware franchise taxes for 2007 in the amount of approximately $52,770.

     Our certificate of incorporation requires us to promptly distribute to the holders of the IPO Shares the amount in our Trust Fund, including any accrued interest, if we do not effect a business combination as described in the registration statement for our IPO within 18 months after the consummation of our IPO (April 11, 2006), or within 24 months after the consummation of our IPO if a letter of intent, agreement in principle or definitive agreement has been executed within 18 months after the consummation of our IPO and the business combination has not been consummated within such 18 month period.

TERMINATION  OF  MERGER

     On September 6, 2006, the Company, Multi-Shot, LLC ("Multi-Shot") and various other parties entered into the Agreement and Plan of Merger ("Merger Agreement") and related agreements. Over the course of this transaction, the parties twice amended the terms of the Merger Agreement and twice extended the transaction. On January 31, 2008, the Company announced that the special meeting of its stockholders to vote on the proposed merger with Multi-Shot had been cancelled. The Company determined and informed Multi-Shot that the proposed merger would not receive the votes of its stockholders required for approval. The agreement and plan of merger governing the proposed merger expired on January 31, 2008, and the proposed merger with Multi-Shot was abandoned.

     If we do not effect a qualifying business combination as described in our IPO registration statement within the extended 24 month window following the consummation of our IPO, we are required by our certificate of incorporation to distribute to the holders of the IPO Shares the amount in our Trust Fund, including any accrued interest, within 60 days of April 11, 2008 (the "Termination Date"), and commence proceeding to dissolve and liquidate the Company.

     Because of the termination of the merger, our board of directors has determined that it is no longer possible for the Company to consummate a qualifying business combination prior to the Termination Date. Based upon this determination, our board of directors believes it is in the best interests of our stockholders to take the necessary actions to return to the holders of our common stock the amounts held in the Trust Fund with interest (net of applicable taxes, if any) prior to the Termination Date.

DISTRIBUTION  OF  THE  TRUST  FUND

     The Company intends to distribute the amounts in the Trust Fund within 60 days of April 11, 2008. As of February 28, 2008, there was approximately $80,721,782 (approximately $6.10 per IPO Share) in the Trust Fund. Only holders of our IPO Shares are entitled to receive proceeds from the distribution of the Trust Fund, after establishing a reserve for accrued Delaware franchise taxes for 2007 in the amount of approximately $52,770. We have accrued and unpaid liabilities of approximately $1.7 million as of the date of this notice, including an aggregate of approximately $825,000 owed to two of our officers and directors, James P. Wilson and Keith D. Spickelmier. (Messrs. Wilson and Spickelmier are also presently contemplating lending an additional amount of approximately $75,000 to us to pay continuing company expenses.) If we liquidate before the completion of a business combination and distribute the proceeds held in trust to our public stockholders, Messrs. Wilson and Spickelmier have agreed to indemnify us against any claims by any vendor or other entities that are owed money by us for services rendered or products sold to us that
would reduce the amount of the funds  in  the  trust.   Messrs. Wilson and
Spickelmier have confirmed that they are currently negotiating with creditors regarding the satisfaction of our liabilities, which Messrs. Wilson and Spickelmier expect to complete prior to the special meeting. However, we cannot assure you that Messrs. Wilson and Spickelmier will be able to satisfy those obligations. Since any obligations of Messrs. Wilson and Spickelmier are not collateralized or otherwise guaranteed, we cannot assure you that they will perform any obligation that they may have or that stockholders will be able to enforce any such obligation. As a result, the indemnification described above may not effectively mitigate the risk of creditors' claims upon the amounts distributed to the holders of the IPO Shares from the Trust Fund. Under Delaware law, holders of IPO Shares could be required to return a portion of the distributions that they receive up to their pro rata share of the liabilities not so discharged, but not in excess of the total amounts that they separately receive.

CONTINUATION  OF  THE  COMPANY  FOLLOWING  THE  DISTRIBUTION  OF  THE TRUST FUND

GENERAL

     The purpose of the Article Five Elimination Proposal is to permit the Company to continue its corporate existence (rather than dissolving, as currently required by our certificate of incorporation following the distribution of the amounts in the Trust Fund) and to do so with a corporate charter that does not contain blank check company-related provisions and other restrictions. Specifically, the Article Five Elimination Proposal includes removing the restrictive provisions relating to the operations of the Company as a blank check company.

FUTURE  ACQUISITION  PLANS

     If the Article Five Elimination Proposal is approved, the Company intends to pursue the acquisition of one or more operating companies in one or more industries not now identified, subject to several important factors, including the availability of financing and the role and level of involvement of the Company's current board of directors and management in the Company's post-blank check company operations. We cannot assure you that we will be able to acquire an operating business. As an alternative, the Company might seek to obtain value from its status as a public shell through a sale to or combination with an operating company seeking such status as a means of "going public." As of the date of this proxy statement, the Company has no arrangements in place with any acquisition candidates and will not engage in more active identification and pursuit of potential acquisitions unless and until our stockholders approve the Article Five Elimination Proposal at the special meeting. Currently, it is anticipated that the members of the Company's board of directors will continue to serve as directors of the Company through the date of the special meeting and may continue thereafter.

     In the event that the Company enters into a definitive agreement to acquire an operating company, we believe the acquisition would not necessarily require stockholder approval, even if it constituted a change in control of the Company, provided that the Company's common stock is not then listed on a national exchange and the acquisition is structured so as not to require a stockholder vote under the DGCL. Accordingly, you may not be entitled to vote on any future acquisitions by the Company.

NEED  FOR  ADDITIONAL  CAPITAL

     The board of directors anticipates that the Company will need to raise capital to fund ongoing operations, including the compliance cost of continuing to remain a public reporting company, and to fund the acquisition of an operating business. On March 31, 2008, we had approximately $59,487 in cash outside the Trust Fund. Our balance sheet as of that date reflected total liabilities of approximately $1,698,215, excluding common stock subject to redemption.

     The Company does not currently have any specific capital-raising plans. We may seek to issue equity securities, including preferred securities for which we may determine the rights and designations, common stock, warrants, equity rights, convertibles notes and any combination of the foregoing. Any such offering may take the form of a private placement, public offering, rights offering, other offering or any combination of the foregoing at fixed or variable market prices or discounts to prevailing market prices. We cannot assure you that we will be able to raise sufficient capital on favorable, or any, terms. We believe that the issuance of equity securities in such a financing will not be subject to stockholder approval if the Company's common stock is not then listed on a national exchange or traded on Nasdaq. Accordingly, you may not be entitled to vote on any future financing by the Company. Moreover, stockholders have no preemptive or other rights to acquire any securities that the Company may issue in the future.

     If the Company is deemed to be "blank check company" for the purposes of the federal securities laws, regulatory restrictions that are more restrictive than those currently set forth in the Company's certificate of incorporation may apply to any future public offerings by the Company. For more information, see the section below entitled "-Potential Application of Rule 419 under the Securities Act to Future Public Offerings."

POSSIBLE  STATUS  AS  "SHELL  COMPANY"  UNDER  THE  FEDERAL  SECURITIES  LAWS

     Following stockholder approval of the Article Five Elimination Proposal and the Trust Fund distribution, we may be deemed a "shell company" under the federal securities laws. A "shell company" is a public reporting company that has no or nominal assets (other than cash), and no or nominal operations. Shell companies are subject to certain special rules under the federal securities laws, including:

     * specific disclosure requirements on Form 8-K upon the consummation of a transaction that effects a change in control or changes the shell company into a non-shell company, as discussed further below;

     * limitations in the use of certain short-form registration statements under the Securities Act while a shell company, including Form S-8 registration statements used in connection with employee benefit plans;

     * ineligibility for certain streamlined procedures and publicity rules in connection with public offerings while a shell company and for a period of three years thereafter; and

     * unavailability of the resale provisions of Rule 144 of the Securities Act until one year following the Form 8-K disclosure described above.

In addition, we may be deemed a "blank check company" under the federal securities laws, which could result in restrictions on any future public offerings of our securities, as further described below.

POTENTIAL APPLICATION OF RULE 419 UNDER THE SECURITIES ACT TO FUTURE PUBLIC OFFERINGS

     Depending on the timing and nature of our future capital-raising activities, we could become subject to even more onerous restrictions regarding the handling of any future public offering proceeds than those set forth in our current certificate of incorporation regarding the proceeds of our IPO. Following the amendment of our certificate of incorporation and the distribution of the amounts in the Trust Fund, we may be deemed a "blank check company" for the purposes of Rule 419 promulgated under the Securities Act of 1933 (the "Securities Act"). Rule 419 imposes strict restrictions on the handling of the proceeds received, and securities issued, in an offering registered under the Securities Act by a "blank check company" as defined in Rule 419, including a mandatory escrow of the offering proceeds, a process of stockholder "reconfirmation" when a business combination is announced and a ban on the trading of the securities sold, pending the consummation of a business combination, which must occur within 18 months of the offering. Rule 419 defines a "blank check company" as:

     * a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and

     * issuing "penny stock," as defined in Rule 3a51-1 under the Securities Exchange Act of 1934 (the "Exchange Act").

There are several bases on which exemptions from the application of Rule 419 exist, including raising capital through a private offering exempt from registration under the Securities Act, raising net proceeds in excess of $5 million in a public offering that is a firm commitment underwritten offering and raising capital in a public offering in connection with the acquisition of an identified company. Although the Company intends to conduct any future capital raising in a manner that is exempt from Rule 419, there can be no assurances that any future capital raising transactions will qualify for such an exemption.

QUOTATION  ON  THE  AMERICAN  STOCK  EXCHANGE

     The Company's outstanding common stock, warrants and units are currently quoted on the American Stock Exchange. However, because of the Company's inability to meet continuing listing requirements of the American Stock Exchange, the Company has commenced the process of de-listing its common stock, warrants and units from trading on such exchange. Alternatively, the Company is trying to have its common stock and warrants quoted on the OTC Bulletin Board. However, there can be no certainty that the Company will be able to accomplish this. To trade on the OTC Bulletin Board, the Company must continue to timely file public reports. Concurrent with the IPO, the Company filed a registration statement on Form 8-A with the SEC registering the units, the common stock, and the warrants under Section 12(g) of the Exchange Act. While such registration is in effect, the Company is a reporting company under the federal securities laws. At this time, the Company has no intention of seeking to deregister its common stock, warrant or units under the Exchange Act and plans to continue to file public reports as long as such registration is in effect. Nonetheless, we cannot assure you that our common stock, warrants or units will remain listed on the American Stock Exchange or be eligible for quotation on the OTC Bulletin Board.

STATUS  OF  OUTSTANDING  WARRANTS  FOLLOWING THE SPECIAL MEETING OF STOCKHOLDERS

     If the Article Five Elimination Proposal is not approved, the Company will be required to commence proceedings to dissolve and liquidate following distribution of the amounts in the Trust Fund and your warrants will become worthless. If the Article Five Elimination Proposal is approved, the Company will continue its corporate existence without any of the blank check company restrictions previously applicable to it and the warrants will remain outstanding in accordance with their terms. It is the Company's position that the warrants will become exercisable upon the consummation of any business combination following stockholder approval of this proposal. Outstanding warrants may adversely affect the ability of the Company to attract new investors or otherwise obtain financing and may make it more difficult to effect future acquisitions. For information about the warrants, see the section entitled "Description of Securities."

DISSOLUTION  IF  THE  ARTICLE  FIVE  ELIMINATION  PROPOSAL  IS  NOT  APPROVED

     If the Article Five Elimination Proposal is not approved by the stockholders, the Company will take all action necessary to dissolve and liquidate as soon as reasonably practicable after distribution of the amounts in the Trust Fund within 60 days of April 11, 2008. Any remaining net assets, after the distribution of the amounts in the Trust Fund to the holders of the IPO Shares, will be distributed to our common stockholders. However, we anticipate having no proceeds for distribution to our common stockholders because we believe that all available funds outside of the Trust Fund will be required for the payment of creditors. On March 31, 2008, we had approximately $59,487 in cash outside the Trust Fund. Our balance sheet as of that date reflected total liabilities of approximately $1,698,215, excluding common stock subject to redemption but including an aggregate of approximately $825,000 owed to two of our officers and directors, James P. Wilson and Keith D. Spickelmier. (Messrs. Wilson and Spickelmier are also presently contemplating lending an additional amount of approximately $75,000 to us to pay continuing company expenses.) In addition to satisfying these liabilities, we anticipate incurring additional professional, legal and accounting fees in connection with the preparation and filing of this proxy statement, the special meeting described in this proxy statement and, if applicable, the Company's dissolution and liquidation.

     In order to effectuate the dissolution and liquidation of the Company following the distribution of the amounts in the Trust Fund, we anticipate the following process:

     * our board of directors would convene and adopt a specific plan of dissolution and liquidation, which it would then vote to recommend to our stockholders; at such time it would also cause to be prepared a preliminary proxy statement setting out such plan of dissolution and liquidation as well as the board of directors' recommendation of such plan;

     *     we  would promptly file our preliminary proxy statement with the SEC;

     * if the SEC does not review the preliminary proxy statement then, on or about ten days following the filing of such preliminary proxy statement, we would mail the definitive proxy statement to our stockholders, and ten to approximately 20 days following the mailing of the definitive proxy statement, we would convene a meeting of our stockholders, at which holders of shares of all of our voting stock then outstanding would be entitled to vote on our plan of dissolution and liquidation; and

     * if the SEC does review the preliminary proxy statement, we currently estimate that we would receive its comments 30 days after the filing of such proxy statement. We would then mail the definitive proxy statement to our stockholders following the conclusion of the comment and review process (the length of which we cannot predict with any certainty, and which may be substantial) and we would convene a meeting of our stockholders at which holders of shares of all of our voting stock then outstanding would be entitled to vote on our plan of dissolution and liquidation.

INTERESTS  OF  THE  COMPANY  DIRECTORS  AND  OFFICERS  IN  THE  PROPOSALS

     When you consider the recommendations of the Company's board of directors in favor of the proposals, you should keep in mind that the Company's initial stockholders, directors and officers ("the Company Inside Stockholders") have interests in the proposals that may be different from, or in addition to, your interests as a stockholder.

WARRANTS  HELD  BY  THE  COMPANY  INSIDE  STOCKHOLDERS

     If the Article Five Elimination Proposal is not approved, the Company will be required to commence proceedings to dissolve and liquidate following distribution of the amounts in the Trust Fund. In such event, the 3,291,667 shares of the Company common stock and 666,668 warrants held by the Company
Inside Stockholders that were acquired prior to the IPO will be worthless because the Company Inside Stockholders have waived any rights to receive any trust liquidation proceeds. Our current directors, officers and special advisors, either directly or beneficially, own an aggregate of 3,291,667 shares of the Company common stock and 666,668 warrants that they purchased for a total consideration of approximately $2.03 million. Management believe that these shares of common stock and warrants have no meaningful value in view of the extremely minimal current trading value of the warrants and the anticipated, extremely minimal trading value of the shares after the distribution of the Trust Fund. For more information about the outstanding warrants, see the sections entitled "Description of Securities" and "-Status of Outstanding Warrants Following the Special Meeting of Stockholders"

COMPENSATORY  ARRANGEMENTS  FOR  BOARD  OF  DIRECTORS  AND  MANAGEMENT

     None of the Company's executive officers or directors has received any cash compensation for services rendered to the Company. Commencing on the effective date of our IPO, we have paid 4350 Management LLC (which is wholly-owned by James P. Wilson, our Chairman of the Board and Chief Executive Officer) a fee of $7,500 per month for office space and certain additional general and administrative services. As of the date of this proxy statement, expenses were incurred under this agreement of approximately $157,500. The agreement with 4350 Management LLC is for our benefit and was not intended to provide Mr. Wilson compensation in lieu of a salary. We believe that this arrangement is at least as favorable to the Company as we could have obtained from an unaffiliated third party.

     All of the current members of the Company's board of directors are expected to continue to serve as directors at least through the date of the special meeting. At this time, the board of directors has not determined the initial composition of the board or management following stockholder approval of the Article Five Elimination Proposal and the Trust Fund distribution. The Company currently has made no determinations regarding the compensation it will pay its directors or officers following stockholder approval of the Article Five Elimination Proposal and the Trust Fund distribution.

OFFICER  AND  DIRECTOR  LIABILITY

     We have accrued and unpaid liabilities of approximately $1.7 million as of the date of this notice, including an aggregate of approximately $825,000 owed to two of our officers and directors, James P. Wilson and Keith D. Spickelmier.(Messrs. Wilson and Spickelmier are also presently contemplating lending an additional amount of approximately $75,000 to us to pay continuing company expenses.) If we liquidate before the completion of a business combination and distribute the proceeds held in trust to our public stockholders, Messrs. Wilson and Spickelmier have agreed to indemnify us against any claims by any vendor or other entities that are owed money by us for services rendered or products sold to us that would reduce the amount of the funds in the trust. Messrs. Wilson and Spickelmier have confirmed that they are currently negotiating with creditors regarding the satisfaction of our liabilities, which Messrs. Wilson and Spickelmier expect to complete prior to the special meeting. However, we cannot assure you that Messrs. Wilson and Spickelmier will be able to satisfy those obligations. Since any obligations of Messrs. Wilson and Spickelmier are not collateralized or otherwise guaranteed, we cannot assure you that they will perform any obligation that they may have or that stockholders will be able to enforce any such obligation. As a result, the indemnification described above may not effectively mitigate the risk of creditors' claims upon the amounts distributed to the holders of the IPO Shares from the Trust Fund. Under Delaware law, holders of IPO Shares could be required to return a portion of the distributions that they receive up to their pro rata share of the liabilities not so discharged, but not in excess of the total amounts that they separately receive.

Potential Interests of the Company Inside Stockholders in Future Financings and Acquisitions

     Following stockholder approval of the Article Five Elimination Proposal and the Trust Fund distribution, the Company will operate without the blank check company restrictions that are currently set forth in our certificate of incorporation. The board of directors anticipates that the Company will need to raise capital to fund ongoing operations, including the compliance cost of continuing to remain a public reporting company, and to fund the acquisition of an operating business. Such a financing may involve existing investors and/or new investors, including officers and directors of the Company. Further, any operating business which the Company may acquire following stockholder approval of the Article Five Elimination Proposal, may be affiliated, or have some relationship with, one of our existing officers and directors. In connection with our IPO, each of our officers and directors signed an agreement with Ferris, Baker Watts, Incorporated, the underwriter of our IPO ("FBWI"), that the Company would not consummate a business combination with an affiliated entity without an opinion from an independent investment banking firm reasonably acceptable to FBWI that the business combination is fair to the Company's stockholders from a financial perspective. The continued applicability of this provision following the stockholder approval of the Article Five Elimination Proposal and the Trust Fund distribution is unclear. In such circumstances, we would anticipate that the board of directors will take such action as is consistent with its fiduciary duties to stockholders.

Certain Other Interests in the Proposals

     In addition to the interests of our directors and officers in the proposals, you should keep in mind that certain individuals promoting the proposals and/or soliciting proxies on behalf of the Company have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. In connection with the IPO, the Company issued an option for consideration of $100 to FBWI to purchase up to a total of 700,000 units. This option was issued upon closing of the initial public offering. The units that would be issued upon exercise of this option are identical to those sold in the IPO, except that each of the warrants underlying this option entitles the holder to purchase one share of our common stock at a price of $6.25. This Underwriter's Purchase Option ("UPO") is exercisable at $7.50 per unit at the latter of one year from the effective date, or the consummation of a business combination and may be exercised on a cashless basis. The UPO has a life of four years from the effective date. For discussion about the status of these warrants following the special meeting, see the section entitled "- Status of Outstanding Warrants Following the Special Meeting of Stockholders." If the stockholders approve the Article Five Elimination Proposal, FBWI has agreed to release the obligations of the Company under the UPO.

     In connection with our IPO, FBWI deposited $1,305,000 (2.25% of the gross proceeds, excluding the proceeds from any exercise of the over-allotment option) attributable to the underwriters' deferred non-accountable expense allowance ($0.135 per Unit) into the trust account until the earlier of the completion of a business combination or the liquidation of the trust account. FBWI will forfeit any rights to or claims against such proceeds because we will not timely complete a business combination.

                                  PROPOSAL ONE
                     THE ARTICLE FIVE ELIMINATION PROPOSAL

     The Company is proposing to eliminate the blank check company-related provisions, including the Fifth Article of the Company's certificate of incorporation.

     The Company's certificate of incorporation requires us to dissolve and liquidate the Company as soon as reasonably practicable after the Trust Fund distribution. In the judgment of our board of directors, the elimination of blank check company restrictions proposal is desirable because it removes the requirement to dissolve the Company and allows it to continue as a corporate entity. Additionally, the Fifth Article relates to the operation of the Company as a blank check company prior to the Trust Fund distribution or consummation of a qualifying business combination. Among the Fifth Article's sections, it requires that IPO proceeds be held in the Trust Fund until a business combination or liquidation of the Company has occurred and also requires that the terms of a proposed business combination be submitted for approval by the Company's stockholders. These provisions would restrict the Company's ability to pursue the acquisition of one or more operating companies and related financings after the distribution of the Trust Fund to the holders of the Common stock.

     The adoption of the Article Five Elimination Proposal will require the affirmative vote of a majority of the outstanding shares of the Company's common stock on the record date.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ADOPTION OF THE ARTICLE FIVE ELIMINATION PROPOSAL.

                                  PROPOSAL TWO
                         THE AUTHORIZED SHARE PROPOSAL

     The Company is proposing to amend the Company's certificate of incorporation to increase the authorized shares of common stock from 50,000,000 shares to 600,000,000 shares of common stock. If the Article Five Elimination Proposal is not adopted, the Authorized Share Proposal will not be presented at the special meeting. A copy of the Board of Director resolutions approving the increase in authorized common shares appears as Annex II to this Proxy Statement.

     On May 12, 2008, 50,000,000 shares of the Common Stock were authorized, and 16,516,667 shares of the Common Stock were issued and outstanding. As of such date, 28,516,668 shares of the Company's Common Stock were reserved for issuance upon exercises of outstanding options and warrants. The Authorized Share Proposal would increase the number of the Company's authorized shares of Common Stock to 600,000,000, thus permitting the Company to issue an additional 550,000,000 shares of Common Stock not currently authorized. Each additional share of Common Stock authorized by the Authorized Share Proposal would have the same rights and privileges as each share of Common Stock currently authorized or outstanding. The holders of the Company's existing outstanding shares of Common Stock will have no preemptive right to purchase any additional shares authorized by the Authorized Share Proposal. The issuance of a large number of additional shares of Common Stock (including any comprising a part of the additional shares authorized by the Authorized Share Proposal) would substantially reduce the proportionate interest that each presently outstanding share of Common Stock has with respect to dividends, voting, and the distribution of assets upon liquidation.

     The Board of Directors believes that it is in the best interests of the Company and its stockholders to adopt the Authorized Share Proposal so as to have issuable additional authorized but unissued shares of Common Stock in an amount believed to be adequate. The Board of Directors believes that an additional 550,000,000 authorized shares of Common Stock would be adequate. During its discussions with potential merger candidates, management realized that the Company's capital structure was not appropriate for the type of merger transaction that the Company was approving. Specifically, in connection with the proposed Multi-Shot transaction, the Company was requested to increase significantly the number of authorized shares of Common Stock. In anticipation of a similar need to do so in the future and to avoid additional costs associated with regulatory compliance, the Company's Board of Directors believes it to be in the best interests of the Company and its stockholders to increase significantly the number of authorized shares of Common Stock at this time.

     The additional shares authorized by the Authorized Share Proposal will be available for issuance from time to time by the Company at the discretion of the Board of Directors, normally without further stockholder action or notification (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules). The Board of Directors does not anticipate seeking authorization from the Company's stockholders for the issuance of any of the shares of Common Stock authorized by the Authorized Share Proposal. The availability of such shares for issuance in the future will give the Company greater flexibility and permit such shares to be issued without the expense and delay of a special stockholders' meeting. However, there can be no assurance that stockholders would approve of all or even any of the stock issuances undertaken with the additional share authorized by the Authorized Share Proposal.

     The additional shares authorized by the Authorized Share Proposal could be issued for any proper corporate purpose including, but not limited to, future equity and convertible debt financings, acquisitions of property or securities of other corporations, debt conversions and exchanges, exercise of current and future options and warrants, for issuance under the Company's future employee benefit plans, stock dividends and stock splits. Despite the varied possible uses of the additional shares authorized by the Authorized Share Proposal, the Company expects that the most likely immediate use of the additional shares would be to raise funds to finance the Company's operations and to satisfy or reduce outstanding indebtedness (including indebtedness owed to the Company's officers and directors, which currently totals approximately $825,000, which may hereafter be increased by approximately $75,000 due to a contemplated additional loan) as may be necessary to make the Company suitable for a merger and acquisition transaction. The Company is not now seeking such funds and has not entered into any binding or non-binding agreement to receive any funds or to issue any shares of Common Stock to be authorized pursuant to the Authorized Share Proposal or otherwise, nor does the Company have any preliminary or definitive plans for issuing shares to eliminate or reduce outstanding indebtedness. There can be no assurance that the Company will be successful in its efforts to procure additional funds, or (if successful in procuring additional funds) there can be no assurance as to the terms and conditions pursuant to which the funds may be provided. Moreover, there can be no assurance that the Company will be successful in issuing shares to eliminate or reduce outstanding indebtedness, or (if successful in eliminating or reducing) there can be no assurance as to the terms and conditions pursuant to which the funds may be provided. However, the number of shares to be issued in connection with a future financing, or debt elimination or reduction could conceivably be large enough that control of the Company could change as a result. The Board of Directors is required to make each determination to issue shares of Common Stock based on its judgment as to the best interests of the stockholders and the Company. The Company believes that the issuance of equity securities in a future financing or an indebtedness elimination or reduction (even indebtedness owed to the Company's officers and directors) will not be subject to stockholder approval if the Company's common stock is not then listed on a national exchange or traded on Nasdaq. Accordingly, you may not be entitled to vote on any such financing, or elimination or reduction by the Company.

     The additional shares authorized by the Authorized Share Proposal are not intended as an anti-takeover device, and they are not expected to function unintentionally as one. However, the Board of Directors could issue shares of Common Stock in a manner that makes more difficult or discourages an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means, although the Board of Directors has no present intention of doing so. When, in the judgment of the Board of Directors, the issuance of shares under such circumstances would be in the best interest of the stockholders and the Company, such shares could be privately placed with purchasers favorable to the Board of Directors in opposing such action. The issuance of new shares could thus be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company if the Board of Directors considers the action of such entity or person not to be in the best interest of the stockholders and the Company. The existence of the additional authorized shares could also have the effect of discouraging unsolicited takeover attempts. The Company is not aware of any present efforts by any person to obtain control of the Company.

DISSENTERS'  RIGHTS,  BOARD  RECOMMENDATION  AND  REQUIRED  APPROVAL

     Under Delaware corporation law and the Company's Certificate of Incorporation and bylaws, holders of Common Stock will not be entitled to dissenters' rights with respect to the Authorized Share Proposal.

     The adoption of the Authorized Share Proposal will require the affirmative vote of a majority of the outstanding shares of the Company's common stock on the record date, voting together as a single class.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ADOPTION OF THE AUTHORIZED SHARE PROPOSAL.

                                PROPOSAL  THREE
                         THE  REVERSE  SPLIT  PROPOSAL

GENERAL

     The Company is proposing to amend the Company's certificate of incorporation to effect a three-for-one reverse stock split of Common Stock, in which every three shares of Common Stock outstanding as of the effective date of the amendment will be converted into one share of Common Stock. If the Article Five Elimination Proposal is not adopted, the Reverse Stock Split Proposal will not be presented at the special meeting. A copy of the Board of Director resolutions approving the reverse stock split appears as Annex III to this Proxy Statement.

     The Reverse Stock Split Proposal would reduce the number of outstanding shares of Common Stock to approximately 33 1/3% of the number of shares currently outstanding. Accordingly the Reverse Stock Split Proposal would decrease the number of outstanding shares of Common Stock to approximately 5,505,556 shares. The Reverse Stock Split Proposal will not affect the proportionate equity interest in the Company of any holder of the Common Stock, subject to the provisions for the elimination of fractional shares as described below. If the Reverse Stock Split Proposal is approved, each outstanding share of Common Stock will be entitled to one vote at each meeting of stockholders of the Company, as is the case with each currently outstanding share. While a reduced number of outstanding shares of Common Stock could adversely affect the liquidity of the Common Stock, the Board of Directors does not believe that this is likely to happen.

     The Reverse Stock Split Proposal is not intended as an anti-takeover device and it is not expected to function unintentionally as one. The Company is not aware of any present efforts by any person to obtain control of the Company.

     In addition, the Reverse Stock Split Proposal is not intended as a "going private transaction" covered by Rule 13e-3 under the Securities Exchange Act of 1934, and it is not expected to function unintentionally as one.

     Based on its knowledge of reverse merger transactions, the Board of Directors believes that proportionately reducing the number of outstanding shares of Common Stock at this time will make the Company more attractive as a merger candidate in the future, particularly in view of the fact that the Company will cease to have any meaningful funds once the amounts in the Trust Fund are distributed. In anticipation of a need to undertake a reverse stock split in the future in connection with a reverse merger transaction and to avoid additional costs associated with regulatory compliance, the Company's Board of Directors believes it to be in the best interests of the Company and its stockholders to effect a reverse stock split at this time. While management believes that the Reverse Stock Split Proposal will make the Company more attractive to potential merger candidates, there can be no assurance that this will necessarily be true. There can be no assurance that the market price of a share of Common Stock after the Reverse Stock Split Proposal will be three times the market price if the Reverse Stock Split Proposal is not implemented, that the marketability of the Common Stock will increase, or that the Reverse Stock Split Proposal will otherwise have the desired effects described. The Board of Directors desires to enhance the attractiveness of the Company as a merger candidate. The Board of Directors believes that the attractiveness of the Company as such will be significantly less, and efforts to enhance the value of the Common Stock will be impaired, if the Reverse Stock Split Proposal is not approved and implemented.

EXCHANGE  OF  STOCK  CERTIFICATES  AND ELIMINATION OF FRACTIONAL SHARE INTERESTS

     If the Reverse Stock Split Proposal is approved by the requisite number of shares of Common Stock entitled to vote at the special meeting, a Certificate of Amendment effecting the Reverse Stock Split Proposal will be filed in the Office of the Secretary of State of Delaware promptly after such approval. The Reverse Stock Split Proposal would become effective as of the close of business on the date of the filing of the Certificate of Amendment (such filing is referred to hereinafter as the "Filing"). Stockholders of the Company of record as of the Filing will then be furnished the necessary materials and instructions to effect the exchange of their certificates representing Common Stock outstanding prior to the Reverse Stock Split Proposal (referred to hereinafter as "Pre-Split Shares") for new certificates representing Common Stock after the Reverse Stock Split Proposal (referred to hereinafter as "Post-Split Shares"). Certificates representing Pre-Split Shares subsequently presented for transfer will not be transferred on the books and records of the Company but will be returned to the tendering person for exchange. Stockholders of the Company should not submit any certificates until requested to do so. In the event any certificate representing Pre-Split Shares is not presented for exchange upon request, any dividends which may be declared after the date of the special meeting with respect to the shares represented by such certificate will be withheld by the Company until such certificate has been properly presented for exchange, at which time all such withheld dividends which have not yet been paid to a public official pursuant to the abandoned property laws will be paid to the holder thereof or his designee, without interest.

     No fractional shares will be issued. Instead, all fractional shares will be rounded up to one whole share.

FEDERAL  INCOME  TAX  CONSEQUENCES

     This discussion is for general information only and does not discuss consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, or insurance companies). Stockholders are urged to consult their own tax advisors to determine the particular consequences to them of the Reverse Stock Split Proposal.

     The exchange of Pre-Split Shares for Post-Split Shares will not result in recognition of gain or loss for federal income tax purposes, excepting cash received for fractional shares, if any, as described in the next paragraph.
Otherwise, your holding period and tax basis of your Pre-Split Shares are applied in total to your Post-Split Shares.

     Holders' of Pre-Split Shares who receive cash in lieu of a fractional share interest will be treated as if the Company purchased such fractional share interest. Such holder may recognize gain or loss measured by the difference between the amount of cash received and the pro rata basis in his Pre-Split Shares.

DISSENTERS'  RIGHTS,  BOARD  RECOMMENDATION  AND  REQUIRED  APPROVAL

     Under Delaware corporation law and the Company's Certificate of Incorporation and bylaws, holders of Common Stock will not be entitled to dissenters' rights with respect to the Reverse Stock Split Proposal.

     The adoption of the Reverse Stock Split Proposal will require the affirmative vote of a majority of the outstanding shares of the Company's common stock on the record date, voting together as a single class.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ADOPTION OF THE REVERSE STOCK SPLIT PROPOSAL.

                                 PROPOSAL FOUR
                            THE ADJOURNMENT PROPOSAL

     In the event there are not sufficient votes at the time of the special meeting to adopt the Article Five Elimination Proposal, the Authorized Share Proposal, and/or the Reverse Split Proposal, the Board of Directors may submit a proposal to adjourn the special meeting to a later date, or dates, if necessary, to permit further solicitation of proxies.

     The adoption of the Adjournment Proposal requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy and voting at the special meeting, if the Adjournment Proposal is presented.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE ADJOURNMENT PROPOSAL.

                         SECURITY  OWNERSHIP  OF
                       CERTAIN  BENEFICIAL  OWNERS
                           AND  MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of the common stock of the Company as of the Record Date, which amounts include shares of common stock that may be acquired by such persons within 60 days from the Record Date by:

       * each person known by the Company to be the beneficial owner of more than 5% of its outstanding shares of common stock based solely upon the amounts and percentages as are contained in the public filings of such persons as of the Record Date;

       *     each  of  the  Company's  officers  and  directors;  and

       *     all  of  the  Company's  officers  and  directors  as  a  group.

     Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

     Based solely upon information contained in public filings, as of the Record Date, the following stockholders beneficially own greater than five (5%) percent of the Company's issued and outstanding common stock as such amounts and percentages (based on 16,516,667 shares outstanding on the Record Date) are reflected in the public filings of such stockholder:

                                                     AMOUNT
                                                    AND NATURE     PERCENTAGE
                                                  OF BENEFICIAL   OF OUTSTANDING
 NAME AND OF BENEFICIAL OWNER(1)                    OWNERSHIP      COMMON STOCK
 -------------------------------------------------------------------------------


James P. Wilson (2)(4)                              1,781,130         10.78%
Keith D. Spickelmier (3)(4)                         1,457,287          8.79%
Herbert C. Williamson II (4)                           26,625              *
All directors and executive officers as a group
   (3 individuals)                                  3,265,042         19.77%

Andrew M. Weiss (5)                                 4,029,913         24.40%
Weiss Asset Management, LLC (6)                     2,670,024         16.20%
Weiss Capital, LLC (6)                              1,359,889          8.20%
Staley Capital Advisers, Inc. (7)                   1,716,000         10.30%
D.B. Zwirn & Co, L.P. (8)                           1,395,685          8.45%
State Teachers Retirement Board of Ohio (9)         1,100,000          6.66%
HBK Investments L.P. (10)                             981,740          5.94%
QVT Financial LP (11)                                 860,900          5.21%

*     Less  than  one  percent.

(1) Unless otherwise indicated, the business address of each of the individuals is 4400 Post Oak Parkway, Suite 2530, Houston, Texas 77027.

(2) Mr. Wilson is our Chairman of the Board and Chief Executive Officer. Mr. Wilson also owns 366,668 warrants issued in the private placement immediately prior to the initial public offering. Each warrant entitles the holder to purchase one share of common stock at $5.00 per share. The warrants will become exercisable on the later of the completion of (i) a business combination by us and (ii) April 10, 2007, and will expire on April 10, 2010.

(3) Mr. Spickelmier is our President and Secretary. Mr. Spickelmier also owns 300,000 warrants issued in the private placement immediately prior to the initial public offering. Each warrant entitles the holder to purchase one share of common stock at $5.00 per share. The warrants will become exercisable on the later of the completion of (i) a business combination by us and (ii) April 10, 2007, and will expire on April 10, 2010.

(4)     Each  of  these  individuals  is  a  director.

(5) Based on information contained in the Schedule 13G/A filed by Mr. Weiss (among others) on February 8, 2008. Mr. Weiss is the Managing Member of each of Weiss Asset Management, LLC and Weiss Capital, LLC., and accordingly may be deemed the beneficial owner of 2,670,024 shares owned by Weiss Asset Management, LLC (and also reflected in the table below with respect to Weiss Asset Management, LLC) and the 1,359,889 shares owned by Weiss Capital, LLC (and also reflected in the table below with respect to Weiss Capital, LLC).

(6) These shares are also included in the table in the figure of shares beneficially owned by Andrew M. Weiss.

(7) Based upon information contained in the Schedule 13G/A filed by Staley Capital Advisers, Inc. on February 8, 2008.

(8) Based upon information contained in the Schedule 13F filed on December 31, 2007 by D.B. Zwirn & Co., L.P.

(9) Based on information contained in the Schedule 13G/A filed by the State Teachers Retirement Board of Ohio on November 14, 2007.

(10)     Based  on  information  contained  in  the  Schedule 13G/A filed by HBK
Investments L.P. on February 8, 2008. HBK Investments L.P. has delegated discretion to vote and dispose of these shares to HBK Services LLC ("Services"). Services is under common control with HBK Investments L.P. ("Investments"). As a result, each of Services and Investments may each be deemed the beneficial owner of these Shares. However, each of Services and Investments expressly declare that their relationships as such should not be construed as an admission that they are, for the purpose of Section 13(d) or 13(g) of the Securities Exchange Act of 1934, beneficial owners of these securities.

(11) Based on information contained in the Schedule 13G filed by QVT Financial LP on February 27, 2008. QVT Financial LP ("QVT Financial") is the investment manager for QVT Fund LP (the "Fund"), which beneficially owns 708,610 shares of Common Stock, and for Quintessence Fund L.P. ("Quintessence"), which beneficially owns 80,197 shares of Common Stock. QVT Financial is also the investment manager for a separate discretionary account managed for Deutsche Bank AG (the "Separate Account"), which holds 72,093 shares of Common Stock. QVT Financial has the power to direct the vote and disposition of the Common Stock held by the Fund, Quintessence and the Separate Account. Accordingly, QVT Financial may be deemed to be the beneficial owner of an aggregate amount of 860,900 shares of Common Stock, consisting of the shares owned by the Fund and Quintessence and the shares held in the Separate Account. QVT Financial GP LLC, as General Partner of QVT Financial, may be deemed to beneficially own the same number of shares of Common Stock reported by QVT Financial. Each of QVT Financial and QVT Financial GP LLC disclaims beneficial ownership of the shares of Common Stock owned by the Fund and Quintessence and held in the Separate Account.

                    PRICE RANGE OF SECURITIES AND DIVIDENDS

GENERAL

     The shares of our common stock, warrants and units are currently quoted on the American Stock Exchange under the symbols JKA, JKA.WS and JKA.U, respectively. The closing price on a per security basis of the Company's common stock, warrants and units as reported on the American Stock Exchange on May 6, 2008, were $6.03, $0.0006 and $6.00, respectively. Each unit of ours consists of one share of our common stock and two redeemable common stock purchase warrants. Our warrants became separable from our common stock on May 11, 2006. Each warrant entitles the holder to purchase from us one share of common stock at an exercise price of $5.00 commencing the later of the completion of a business combination or April 10, 2007. Our warrants will expire at 5:00 p.m., New York City time, on April 10, 2010, or earlier upon redemption. Prior to April 17, 2006, there was no established public trading market for our common stock.

     We do not currently have any authorized or outstanding equity compensation plans.

     The following table sets forth, for the calendar quarter indicated, the quarterly high and low sales prices of our units, common stock and warrants as reported on the American Stock Exchange since our units commenced public trading on April 18, 2006 and since our common stock and warrants commenced public trading on May 11, 2006.


                        COMMON STOCK        WARRANTS            UNITS
QUARTER ENDED          HIGH      LOW      HIGH      LOW      HIGH      LOW

June 30, 2006         $  5.45  $ 5.31    $ 0.55   $ 0.32    $ 6.28     $  6.02
September 30, 2006    $  5.65  $ 5.31    $ 0.46   $ 0.28    $ 6.35     $  5.80
December 31, 2006     $  5.65  $ 5.40    $ 0.52   $ 0.24    $ 6.57     $  5.89
March 31, 2007        $  5.80  $ 5.58    $ 0.54   $ 0.37    $ 6.57     $  6.25
June 30, 2007         $  5.89  $ 5.65    $ 0.85   $ 0.54    $ 7.40     $  6.55
September 30, 2007    $  5.92  $ 5.70    $ 0.43   $ 0.17    $ 7.40     $  5.95
December 30, 2007     $  6.02  $ 5.49    $ 0.42   $ 0.19    $ 6.55     $  6.00
March 31, 2008        $  6.03  $ 5.65    $ 0.25   $    *    $ 6.25     $  5.82

*     Less than $.01

HOLDERS

     As of March 31, 2008, there was one holder of record of our units, five holders of record of our common stock and one holder of record of our warrants.

DIVIDENDS

     We have not paid any cash dividends on our common stock to date and do not intend to pay dividends prior to the completion of a business combination. The payment of dividends in the future, assuming we successfully complete a business combination, will be contingent upon our revenue and earnings, if any, capital requirements and general financial condition subsequent to completion of a business combination. The payment of any dividends subsequent to a business combination will be within the discretion of our Board of Directors at such time. It is the present intention of our Board to retain all earnings, if any, for use in our business operations and, accordingly, our Board does not anticipate declaring any dividends in the foreseeable future.

                           DESCRIPTION OF SECURITIES

GENERAL

     We are authorized to issue 50,000,000 shares of common stock, par value $.0001 per share, and 1,000,000 shares of preferred stock, par value $.0001 per share. As of the Record Date, 16,516,667 shares of common stock are outstanding, held by five record holders. No shares of preferred stock are currently outstanding.

UNITS
     Each unit consists of one share of common stock and two warrants. Each warrant entitles the holder to purchase one share of common stock. The common stock and warrants began to trade separately on May 11, 2006.

COMMON  STOCK

     As of the Record Date, we have 16,516,667 shares of common stock outstanding. Our stockholders are entitled to one vote for each share held of record on all matters to be voted on by stockholders.

If we are forced to liquidate prior to a business combination, the holders of the IPO Shares are entitled to share ratably in the Trust Fund, inclusive of any interest, and any net assets remaining available for distribution to them after payment of related costs, expenses and liabilities. Our initial stockholders have agreed to waive their rights to share in any distribution with respect to common stock owned by them prior to the initial public offering, including units purchased in the private placement immediately prior to such offering, if we are forced to liquidate.

     Our stockholders have no conversion, preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to the common stock, except that public stockholders have the right to have their shares of common stock converted to cash equal to their pro rata share of the Trust Fund if they vote against the business combination and the business combination is approved and completed. Public stockholders, who purchased and still own units or common stock, and who convert their stock into their share of the Trust Fund still have the right to exercise the warrants that they received as part of the units in our initial public offering or subsequently purchased.

 PREFERRED  STOCK

     Our certificate of incorporation, as amended, authorizes the issuance of 1,000,000 shares of blank check preferred stock with such designation, rights and preferences as our Board may determine from time to time. No shares of preferred stock have been issued or registered. Accordingly, our Board is empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of common stock, although the underwriting agreement prohibits us, prior to a business combination, from issuing preferred stock which participates in any manner in the proceeds of the Trust Fund, or which votes as a class with the common stock on a business combination. We may issue some or all of the preferred stock to effect a business combination. In addition, the preferred stock could be utilized as a method of discouraging, delaying or preventing a change in control of us. Although we do not currently intend to issue any shares of preferred stock, we cannot assure you that we will not do so in the future.

 WARRANTS

     We currently have 26,450,000 outstanding warrants. Each warrant entitles the registered holder to purchase one share of our common stock at a price of $5.00 per share, subject to adjustment as discussed below, at any time commencing on the later of:

     *     the  completion  of  a  business  combination,  and
     *     April  10,  2007.

     The warrants expire on April 10, 2010 at 5:00 p.m., New York City local time or earlier upon redemption.

     We may call the warrants for redemption:

     *     in  whole  and  not  in  part;
     *     at  a  price  of  $.01  per  warrant;
     *     at  any  time  after  the  warrants  become  exercisable;
     * upon not less than 30 days' prior written notice of redemption to each warrant holder;
     * at such time an effective registration statement covering the exercise of warrants is available; and
     * if, and only if, the reported last sale price of the common stock equals or exceeds $8.50 per share for any 20 trading days within a 30 trading day period ending on the third business day prior to the notice of redemption to warrant holders.

     The warrants were issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and us. We may not call the warrants for redemption at any time an effective registration statement covering the warrant exercise is unavailable. You are urged to review a copy of the warrant agreement, which was filed as an exhibit to the registration statement in connection with our initial public offering, for a complete description of the terms and conditions applicable to the warrants.

     The exercise price and number of shares of common stock issuable on exercise of the warrants may be adjusted in certain circumstances, including in the event of a stock dividend, or our recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuances of common stock at a price below their respective exercise prices.

     The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified check payable to us, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of common stock, including any voting rights until they exercise their warrants and receive shares of common stock. After the issuance of shares of common stock upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

No warrants will be exercisable unless at the time of exercise a prospectus relating to common stock issuable upon exercise of the warrants is current and the common stock has been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants. Under the terms of the warrant agreement, we have agreed to meet these conditions and use our best efforts to maintain a current prospectus relating to common stock issuable upon exercise of the warrants until the expiration of the warrants. However, we cannot assure you that we will be able to do so. The warrants may be deprived of any value and the market for the warrants may be limited if the prospectus relating to the common stock issuable upon the exercise of the warrants is not current or if the common stock is not qualified for sale as a result of the Company's registering such shares, or unless the shares are exempt from qualification in the jurisdictions in which the holders of the warrants reside.

 No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round up or down to the nearest whole number the number of shares of common stock to be issued to the warrant holder.

DIVIDENDS

      On April 10, 2006, the Board declared a stock dividend of 0.183333 shares of common stock on each share of common stock then issued and outstanding. The stock dividend was paid prior to the private placement and initial public offering. We have not paid any other dividends on our common stock to date and do not intend to pay any other dividends prior to the completion of a business combination. The payment of dividends in the future will be contingent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of a business combination. The payment of any dividends subsequent to a business combination will be within the discretion of our then current Board. It is the present intention of our Board to retain all earnings, if any, for use in our business operations and, accordingly, our Board does not anticipate declaring any dividends in the foreseeable future.

OUR  TRANSFER  AGENT  AND  WARRANT  AGENT

     The transfer agent for our securities and warrant agent for our warrants is Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004.

SHARES  ELIGIBLE  FOR  FUTURE  SALE

     As of March 31, 2008, we have 16,516,667 shares of common stock outstanding. Of these shares, 13,225,000 shares are freely tradable without restriction or further registration under the Securities Act, except for any shares purchased by one or any of our affiliates within the meaning of Rule 144 under the Securities Act. The 333,334 shares included in the units purchased in the private placement on April 10, 2006 by our officers and directors are "restricted securities" as defined in Rule 144 and cannot be resold to the public without registration for a period of one year from the closing of the initial public offering. These units are also subject to a lock-up agreement with the holders, us and the representative of the underwriters until we complete a business combination. All of the remaining 2,958,333 shares are restricted securities under Rule 144, in that they were issued in private transactions not involving a public offering. Currently, each holder of these shares is our affiliate. These 2,958,333 shares became eligible for sale under Rule 144 commencing on May 19, 2006, subject to the restrictions set forth in Rule 144 regarding sales by our affiliates. If one of the holders of these shares ceases to be our affiliate, the shares held by such holder could be sold, without restrictions, on the later of (i) May 19, 2007 or (ii) 90 days after such holder ceases to be our affiliate. In addition, all of those shares have been placed in escrow until six months after we consummate a business combination and will only be released prior to that date subject to certain limited exceptions. The 2,958,333 shares are subject to a cancellation provision, if the merger transaction is approved, whereby 2,458,334 of such shares will be cancelled.

     "Restricted" shares must generally be sold in accordance with the requirements of Rule 144 under the Act. Effective February 14, 2008, the SEC revised Rule 144. In general, under Rule 144 as revised, six months must have elapsed since the later of the date of acquisition of restricted shares from the Company or any affiliate of the Company. After the six-month holding period has run, holders who are not affiliates of the Company may sell all or any portion of their shares so long as the Company is current in its SEC filings, and after the running of a one-year holding period, they may sell regardless of whether or not the Company is current in its SEC filings. After the six-month holding period has run, holders of restricted securities who are affiliates of the Company are entitled to sell within any three-month period such number of restricted or control shares that does not exceed the greater of 1% of the then outstanding shares or (so long as the Company's securities are still listed on a national exchange, and if greater) the average weekly trading volume of shares during the four calendar weeks preceding the date on which notice of the sale is filed with the Commission. Sales by affiliates under Rule 144 are also subject to certain restrictions on the manner of selling, notice requirements and the availability of current public information about the Company. Notwithstanding the preceding, based on possible interpretations of the revised Rule 144, the Company believes that, because the Company is a "shell" company, all of the Company's currently outstanding shares held by affiliates must be held for a period of one year after the filing with the SEC of extensive information that the Company is no longer a "shell" company before these shares may be sold pursuant to Rule 144.

REGISTRATION  RIGHTS

The holders of our 2,958,333 issued and outstanding shares of common stock prior to our initial public offering are entitled to registration rights pursuant to an agreement effective as of April 10, 2006. The 333,334 units purchased by such persons or their designees in the private placement are also entitled to registration rights pursuant to the same agreement. The holders of the majority of these shares are entitled to make up to two demands that we register these shares. Beginning 180 days following the effective date of a business combination, the holders of the majority of these shares can elect to exercise these registration rights at any time after the date on which these shares of common stock are released from escrow. All of the above stockholders also have certain "piggy-back" registration rights on registration statements filed subsequent to the date on which certain of these shares of common stock are released from escrow. In addition, the holders of the units underlying warrants for 1,400,000 shares of common stock and 700,000 shares of common stock issuable under the Ferris, Baker Watts, Inc. purchase option are entitled to make one demand that we register these securities at the election of the holders of 51% of such securities. In addition, these holders have certain "piggy-back" registration rights. We will bear the expenses incurred in connection with the filing of any such registration statements.

DELAWARE  ANTI-TAKEOVER  LAW.

     We are subject to the provisions of Section 203 of the Delaware General Corporation Law regulating corporate takeovers. This section prevents certain Delaware corporations, under certain circumstances, from engaging in a "business combination" with:

     * a stockholder who owns 15% or more of our outstanding voting stock (otherwise known as an "interested stockholder");
     *     an  affiliate  of  an  interested  stockholder;  or
     *     an  associate  of  an  interested  stockholder,

for three years following the date that the stockholder became an interested stockholder. A "business combination" includes a merger or sale of more than 10% of our assets. However the above provisions of Section 203 do not apply if:

     * our Board approves the transaction that made the stockholder an "interested stockholder," prior to the date of the transaction;
     * after the completion of the transaction that resulted in the stockholder becoming an interested stockholder, that stockholder owned at least 85% of our voting stock outstanding at the time the transaction commenced, other than statutorily excluded shares; or
     * on or subsequent to the date of the transaction, the business combination is approved by our Board and authorized at a meeting of our stockholders, and not by written consent, by an affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

     This statute could prohibit or delay mergers or other change in control attempts, and thus may discourage attempts to acquire us.

                      WHERE YOU CAN FIND MORE INFORMATION

     The Company files reports, proxy statements and other information with the SEC as required by the Securities Exchange Act of 1934, as amended. You may read and copy reports, proxy statements and other information filed by The Company with the SEC at the SEC public reference room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the Securities and Exchange Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. You may access information regarding The Company at the SEC web site containing reports, proxy statements and other information at: http://www.sec.gov. Information and statements contained in this proxy statement are qualified in all respects by reference to the relevant annex to this proxy statement. Only one proxy statement is being delivered to multiple security holders who share an address. However, if you would like an additional separate copy, please contact us at the address set forth below and an additional copy will be sent to you free of charge. If you would like additional copies of this document or if you have questions about the proposals, you should contact via phone or in writing:

JK  Acquisition  Corp.
4400 Post Oak Parkway, Suite 2530Houston, Texas 77027
Attn: Corporate Secretary
Telephone:  713/978-7557

                             STOCKHOLDER PROPOSALS

     Stockholders wishing to submit proposals for consideration by the Company's Board of Directors at the Company's next Annual Meeting of Stockholders should submit them in writing to the attention of the President of the Company a reasonable time before the Company begins to print and mail its proxy materials, so that the Company may consider such proposals for inclusion in its proxy statement and form of proxy for that meeting. The Company does not now have any definitive plans regarding the possible date of its next Annual Meeting.

                              By  Order  of  the
                              Board  of  Directors,



                              James  P.  Wilson,
                              Chairman  of  the  Board,
                              Chief  Executive  Officer

Houston,  Texas
May 12,  2008

                                    ANNEX I

                          SECOND AMENDED AND RESTATED
                        CERTIFICATE OF INCORPORATION OF
                              JK ACQUISITION CORP.

     The  undersigned,  James  P.  Wilson,  hereby  certifies  that:

     ONE:  He  is  the  duly  elected  and  acting Secretary of the corporation.

     TWO: The name of the corporation is JK Acquisition Corp. and the corporation was originally incorporated on May 11, 2005, pursuant to the General Corporation Law of the State of Delaware under the name JK Acquisition Company.

     THREE: The Certificate of Incorporation of the corporation shall be amended and restated to read in full as follows:
                                       I.
          The name of the Corporation is JK Acquisition Corp. (the
"Corporation").
 -----------
                                      II.
          The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware ("GCL").

                                      III.
          The address, including street, number, city and county, of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801. The name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company.

                                      IV.
     A. This Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares the Corporation is authorized to issue is six hundred and one million (601,000,000) shares, six hundred million (600,000,000) shares of which shall be Common Stock (the "Common Stock") and one million (1,000,000) shares of which shall be Preferred Stock (the "Preferred Stock"). The Preferred Stock shall have a par value of $0.0001 per share and the Common Stock shall have a par value of $0.0001 per share.

     B. The rights, preferences, privileges, restrictions and other matters relating to the Preferred Stock and the Common Stock are as follows:

     1. Preferred Stock. The Board of Directors is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a "Preferred Stock Designation") and as may be permitted by the GCL. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

     2. Common Stock. Except as otherwise required by law or as otherwise provided in any Preferred Stock Designation, the holders of the Common Stock shall exclusively possess all voting power and each share of Common Stock shall have one vote.

C. Upon the effectiveness of the filing with the Secretary of State of Delaware of Articles of Amendment to the Certificate of Incorporation or a Second Amended and Restated Certificate of Incorporation adding this paragraph to the Corporation's certificate of incorporation, each three (3) shares of Common Stock issued and outstanding immediately prior to the filing of such Articles of Amendment as aforesaid shall be combined into one (1) share of validly issued, fully paid and non-assessable Common Stock. As soon as practicable after such date, the Corporation shall request holders of the Common Stock to be combined in accordance with the preceding to surrender certificates representing their Common Stock to the Corporation's authorized agent, and each such stockholder shall receive upon such surrender one or more stock certificates to evidence and represent the number of shares of Common Stock to which such stockholder is entitled after the combination of shares provided for herein; provided, however, that this Corporation shall not issue fractional shares of Common Stock in connection with this combination, but all fractional shares that would otherwise result shall be rounded up to one whole share of Common Stock.

                                       V.

                            [INTENTIONALLY OMITTED]

                                      VI.

          The Corporation shall keep at its principal office a register for the registration of the Preferred Stock and the Common Stock. Upon the surrender of any certificate representing Preferred Stock or Common Stock at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate.

                                      VII.

          Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Preferred Stock or Common Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

                                     VIII.

     The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Preferred Stock. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then-outstanding shares of Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

                                      IX.

          Any notice required by the provisions of this Article IX shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All notices to stockholders shall be addressed to each holder of record at the address of such holder appearing on the books of the Corporation.

                                       X.

          The Corporation will pay all documentary, excise and similar taxes or governmental charges imposed by the Corporation upon the issuance of shares of Common Stock upon conversion of shares of Preferred Stock, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Preferred Stock so converted were registered.

                                      XI.

          The Corporation shall not amend its Certificate of Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation.

                                      XII.

          The Corporation is to have perpetual existence.

                                     XIII.

     A. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend or rescind the Bylaws.

     B. The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors' interests, or for any other reason.

     C. In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this Certificate of Incorporation, and to any Bylaws from time to time made by the stockholders; provided, however, that no by-law so made shall invalidate any prior act of the directors which would have been valid if such by-law had not been made

                                      XIV.

          The number of directors which shall constitute the whole Board of Directors from time to time shall be fixed by, or in the manner provided in, the Bylaws.

                                      XV.

          Election of directors at an annual or special meeting of stockholders need not be by written ballot unless the Bylaws shall so provide.

                                      XVI.

          No director shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided that this Article XVI shall not eliminate or limit the liability of a director (i) for any breach of such director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or
(iv) for any transaction from which such director derived any improper personal benefit. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended. No amendment to or repeal of this Article XVI shall adversely affect any right or protection of any director of the Corporation existing at the time of such amendment or repeal for or with respect to acts or omissions of such director prior to such amendment or repeal.

                                     XVII.

     A. Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Corporation, by reason of the fact that he is or was a director, officer, employee, trustee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee trustee or agent of another corporation, partnership, joint venture, trust or other enterprise, expressly including service as a director, officer or in a similar position with any exchange, board of trade, clearing corporation or similar institution on which the Corporation or any other corporation a majority of the stock of which is owned directly or indirectly by the Corporation had membership privileges at the relevant time during which any such position was held, shall be indemnified by the Corporation against expenses including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful; provided that funds paid or required to be paid to any person as a result of the provisions of this Article XVII shall be returned to the Corporation or reduced, as the case may be, to the extent that such person receives funds pursuant to an indemnification from any other corporation or organization. Any such person who could be indemnified pursuant to the preceding sentence except for the fact that the subject action or suit is or was by or in the right of the Corporation shall be indemnified by the Corporation against expenses including attorneys' fees actually or reasonably incurred by him in connection with the defense or settlement of such action or suit, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

     B. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Article XVII.A above, or in defense of any claim, issue or matter therein, he shall be indemnified by the Corporation against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith without the necessity of any action being taken by the Corporation other than the determination, in good faith, that such defense has been successful. In all other cases wherein such indemnification is provided by this Article XVII, unless ordered by a court, indemnification shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct specified in this Article XVII. Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the holders of a majority of the shares of capital stock of the Corporation entitled to vote thereon.

    C. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person seeking indemnification did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. Entry of a judgment by consent as part of a settlement shall not be deemed a final adjudication of liability for negligence or misconduct in the performance of duty, nor of any other issue or matter.

    D. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by the director, officer, employee or agent involved to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation.

    E. The indemnification hereby provided shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

     F. By action of the Board of Directors, notwithstanding any interest of the directors in the action, the Corporation may purchase and maintain insurance, in such amounts as the Board of Directors deems appropriate, on behalf of any person who is or was a director, owner, employee, trustee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee trustee or of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation shall have the power to indemnify him against such liability under the provisions of this Article XVII.

                                     XVIII.

          The Corporation, to the full extent permitted by Section 145 of the GCL, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized hereby.

                                      XIX.

          Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this
Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under
Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under
Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.
                                     * * *
     FOUR: The foregoing Second Amended and Restated Certificate of Incorporation has been duly adopted by the corporation's Board of Directors in accordance with the provisions of Sections 228, 242 and 245 of the General Corporation Law.

     IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Certificate of Incorporation on ____________________ _____, 2008.

                                   JK ACQUISITION CORP.

                                   By: /s/ James P. Wilson

                                           James P. Wilson Secretary

                                    ANNEX II

                      AUTHORIZED SHARE PROPOSAL AMENDMENT

          BE IT RESOLVED, that the first paragraph of Article IV of the Certificate of Incorporation of the Corporation be and hereby is amended to read in its entirety as follows:

"A. This Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares the Corporation is authorized to issue is six hundred and one million (601,000,000) shares, six hundred million (600,000,000 shares of which shall be Common Stock (the "Common Stock") and one million (1,000,000) shares of which shall be Preferred Stock (the "Preferred Stock"). The Preferred Stock shall have a par value of $0.0001 per share and the Common Stock shall have a par value of $0.0001 per share."

                                   ANNEX III

                        RESERVE  STOCK  SPLIT  RESOLUTIONS

          BE IT RESOLVED, that the Article IV of the Certificate of Incorporation of the Corporation be and hereby is amended to add a last paragraph, which shall read in its entirety as follows:

               "C. Upon the effectiveness of the filing with the Secretary of State of Delaware of Articles of Amendment to the Certificate of Incorporation or a Second Amended and Restated Certificate of Incorporation adding this paragraph to the Corporation's certificate of incorporation, each three (3) shares of Common Stock issued and outstanding immediately prior to the filing of such Articles of Amendment as aforesaid shall be combined into one (1) share of validly issued, fully paid and non-assessable Common Stock. As soon as practicable after such date, the Corporation shall request holders of the Common Stock to be combined in accordance with the preceding to surrender certificates representing their Common Stock to the Corporation's authorized agent, and each such stockholder shall receive upon such surrender one or more stock certificates to evidence and represent the number of shares of Common Stock to which such stockholder is entitled after the combination of shares provided for herein; provided, however, that this Corporation shall not issue fractional shares of Common Stock in connection with this combination, but all fractional shares that would otherwise result shall be rounded up to one whole share of Common Stock."


                                      III-1

                                    JK ACQUISITION CORP.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 17, 2008

The undersigned hereby appoints James P. Wilson and Keith D. Spickelmier, and each of them, as proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of JK Acquisition Corp. that the undersigned may be entitled to vote at the Special Meeting of Stockholders of JK Acquisition Corp. to be held on May 27, 2008, at 4400 Post Oak Parkway, Suite 2530 Houston, Texas at 9:00 A.M. (Central Time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions.

IF YOU DO NOT RETURN YOUR PROXY CARD WITH AN INDICATION OF HOW YOU WISH TO VOTE, IT WILL HAVE THE SAME EFFECT AS A VOTE "AGAINST" THREE PROPOSED AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION. FAILURE TO VOTE WITH RESPECT TO THE ADJOURNMENT PROPOSAL WILL HAVE NO EFFECT ON THIS PROPOSAL, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT.

IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS. EACH OF THE DIRECTORS AND OFFICERS OF JK ACQUISITION CORP. WILL RETURN AN UNMARKED PROXY WITH DIRECTIONS TO VOTE THEIR RESPECTIVE SHARES "FOR" ALL OF THE PROPOSALS.


                    (continued and to be signed on reverse)

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF PROPOSALS 1, 2, 3 AND 4.

1. Proposal to approve the removal of Fifth Article from the company's certificate of incorporation (Proposal 1).

     _____     FOR               _____     AGAINST          _____ ABSTAIN

2. Proposal to approve the increase in the authorized shares of the company's common stock from 50,000,000 shares to 200,000,000 shares (Proposal
2).

     _____     FOR               _____     AGAINST          _____  ABSTAIN

3. Proposal to approve a one-for-ten reverse stock split of the company's common stock (Proposal 3).

     _____     FOR               _____     AGAINST          _____ ABSTAIN

4. Proposal to the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are insufficient votes at the time of the special meeting to approve any or all of the other three proposals (Proposal 4).

     _____     FOR               _____     AGAINST          _____  ABSTAIN

DATE  _________________________  2008
____________________________________
_________________________________                    Signature
PLEASE  MARK  SIGN  DATE  AND
RETURN  THE  PROXY  CARD  PROMPTLY
USING  THE  ENCLOSED  ENVELOPE     _____________________________________
------------------------------
                                        Signature  if  held  jointly

     Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY. ANY VOTES RECEIVED AFTER A MATTER HAS BEEN VOTED UPON WILL NOT BE COUNTED.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.